December 31, 2018

Brown Capital Management International Small Company Fund
Investor Shares - BCSVX
(a series of Brown Capital Management Mutual Funds)

Supplement to the Summary Prospectus and Prospectus Dated July 30, 2018

The following table should replace the Annual Fund Operating Expenses table found in the Summary Prospectus and Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	0.25%
Other Expenses	2.48%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	3.74%
Fee Waivers and/or Expense Reimbursements[1,3]	(2.33%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[1,2,3]	1.41%

1.
The Total Annual Fund Operating Expenses have been restated to reflect a contractual change in the Expense Limitation Agreement between Brown Capital Management, LLC (the “Advisor”) and International Small Company Fund.

2.
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3.
Effective December 31, 2018, the Advisor has entered into an Expense Limitation Agreement with the International Small Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International Small Company Fund and to assume other expenses of the International Small Company Fund, if necessary, in an amount that limits the International Small Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International Small Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.15% until July 31, 2020. Prior to December 31, 2018, the expense cap for the International Small Company Fund had been set at 1.25%. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expense limit for the International Small Company Fund, the International Small Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the International Small Company Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the International Small Company Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and/or reimbursement.

Example. This example is intended to help you compare the cost of investing in the International Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Small Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Investor Shares	$144	$928	$1,732	$3,830

The following text should replace the current text found on page 30 of the Prospectus:

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 0.90% of the average daily net assets of the Mid Company Fund; 1.25% of the average daily net assets of the Small Company Fund; and 1.00% of the average daily net assets of the International Equity Fund for the period ending July 31, 2019. As it relates to the International Small Company Fund, the Advisor has amended its Expense Limitation Agreement, as of December 31, 2018, to limit total annual operating expenses to 1.15% of the average daily net assets of the Fund through the period ending July 31, 2020. Prior to December 31, 2018, the Advisor had capped expenses for the International Small Company Fund at 1.25%. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreements, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements.

December 31, 2018

Brown Capital Management International Small Company Fund
Institutional Shares - BCSFX
(a series of Brown Capital Management Mutual Funds)

Supplement to the Summary Prospectus and Prospectus Dated July 30, 2018

The following table should replace the Annual Fund Operating Expenses table found in the Summary Prospectus and Prospectus:

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution and/or Service (12b-1) Fees	None
Other Expenses	2.09%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses[1,2]	3.10%
Fee Waivers and/or Expense Reimbursements[1,3]	(1.94%)
Total Annual Fund Operating Expenses After
Waivers and/or Expense Reimbursements[1,2,3]	1.16%

1.
The Total Annual Fund Operating Expenses have been restated to reflect a contractual change in the Expense Limitation Agreement between Brown Capital Management, LLC (the “Advisor”) and International Small Company Fund.

2.
Total Annual Fund Operating Expenses do not correlate to the ratio of expenses to average net assets provided in the Financial Highlights. The information in the Financial Highlights reflects the operating expenses of the Fund and does not include Acquired Fund Fees and Expenses.

3.
Effective December 31, 2018, the Advisor has entered into an Expense Limitation Agreement with the International Small Company Fund under which it has agreed to reduce the amount of the investment advisory fees to be paid to the Advisor by the International Small Company Fund and to assume other expenses of the International Small Company Fund, if necessary, in an amount that limits the International Small Company Fund’s annual operating expenses (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of the International Small Company Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) to not more than 1.15% until July 31, 2020. Prior to December 31, 2018, the expense cap for the International Small Company Fund had been set at 1.25%. The Expense Limitation Agreement may not be terminated by either party prior to that date. Subject to certain conditions such as Fund asset levels being at certain thresholds and operating expenses being less than the operating expense limit for the International Small Company Fund, the International Small Company Fund may reimburse the Advisor for fees waived or limited and other expenses assumed by the Advisor pursuant to the Expense Limitation Agreement. Each waiver or reimbursement of an expense by the Advisor is subject to repayment by the International Small Company Fund within the three fiscal years following the fiscal year in which the expense was incurred, provided that the International Small Company Fund is able to make the repayment without exceeding the expense limitation in place at the time of the waiver and/or reimbursement.

Example. This example is intended to help you compare the cost of investing in the International Small Company Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the International Small Company Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and the International Small Company Fund’s operating expenses remain the same. Only the 1-year number shown below reflects the Advisor’s agreement to waive fees and/or reimburse Fund expenses. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Institutional Shares	$118	$774	$1,455	$3,271

The following text should replace the current text found on page 27 of the Prospectus:

Expense Limitation Agreements. In the interest of limiting expenses of the Funds, the Advisor has entered into expense limitation agreements with the Trust, with respect to each of the Funds (“Expense Limitation Agreements”), pursuant to which the Advisor has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of the Funds (other than interest, taxes, brokerage commissions, acquired fund fees and expenses, other expenditures which are capitalized in accordance with generally accepted accounting principles, other extraordinary expenses not incurred in the ordinary course of each Fund’s business, and amounts, if any, payable under a Rule 12b-1 distribution plan) are limited to 0.90% of the average daily net assets of the Mid Company Fund; 1.25% of the average daily net assets of the Small Company Fund; and 1.00% of the average daily net assets of the International Equity Fund for the period ending July 31, 2019. As it relates to the International Small Company Fund, the Advisor has amended its Expense Limitation Agreement, as of December 31, 2018, to limit total annual operating expenses to 1.15% of the average daily net assets of the Fund through the period ending July 31, 2020. Prior to December 31, 2018, the Advisor had capped expenses for the International Small Company Fund at 1.25%. It is expected that the Expense Limitation Agreements will continue from year-to-year thereafter, provided such continuance is specifically approved by a majority of the Trustees who (i) are not “interested persons” of the Trust or any other party to the Expense Limitation Agreements, as such term is defined in the Investment Company Act of 1940, as amended (“1940 Act”), and (ii) have no direct or indirect financial interest in the operation of the Expense Limitation Agreements.

STATEMENT OF ADDITIONAL INFORMATION

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

THE BROWN CAPITAL MANAGEMENT MID COMPANY FUND
Ticker Symbol BCMSX (Investor Shares), BCMIX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT SMALL COMPANY FUND
Ticker Symbol BCSIX (Investor Shares), BCSSX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL EQUITY FUND
Ticker Symbol BCIIX (Investor Shares), BCISX (Institutional Shares)

THE BROWN CAPITAL MANAGEMENT INTERNATIONAL SMALL COMPANY FUND
Ticker Symbol BCSVX (Investor Shares), BCSFX (Institutional Shares)

Each a series of
BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

1201 N. Calvert Street
Baltimore, Maryland 21202
Telephone 1-877-892-4BCM (1-877-892-4226)

Originally Dated: July 30, 2018 Amended: December 31, 2018

This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Prospectus for the Investor Shares of The Brown Capital Management Mid Company Fund (“Mid Company Fund”), The Brown Capital Management Small Company Fund (“Small Company Fund”), The Brown Capital Management International Equity Fund (“International Equity Fund”) and The Brown Capital Management International Small Company Fund (“International Small Company Fund”); and the Prospectus for the Institutional Shares of the Mid Company Fund, the Small Company Fund, the International Equity Fund, and the International Small Company Fund (each a “Fund” and collectively, the “Funds”), dated the same date as this SAI, and is incorporated by reference in its entirety into the Prospectuses. Because this SAI is not itself a prospectus, no investment in shares of the Funds should be made solely upon the information contained herein. Information from the Funds’ Annual Report to shareholders for the fiscal year ended March 31, 2018 is incorporated by reference into this SAI. Copies of the Funds’ Prospectus, Annual Report and Semi-Annual Report may be obtained at no charge by writing or calling the Funds at the address and toll-free telephone number shown above. Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

Table of Contents

DESCRIPTION OF THE TRUST	1

OTHER INVESTMENT POLICIES	2

INVESTMENT LIMITATIONS	6

PORTFOLIO TRANSACTIONS	7

NET ASSET VALUE	9

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	9

ADDITIONAL INFORMATION CONCERNING TAXES	10

MANAGEMENT AND OTHER SERVICE PROVIDERS	18

DISTRIBUTION PLAN	32

SPECIAL SHAREHOLDER SERVICES	33

DISCLOSURE OF PORTFOLIO HOLDINGS	34

FINANCIAL STATEMENTS	36

APPENDIX A – PROXY VOTING POLICIES	37

APPENDIX B – GOVERNANCE AND NOMINATING COMMITTEE CHARTER	46

DESCRIPTION OF THE TRUST

Brown Capital Management Mutual Funds (the “Trust”) is an open-end management investment company that was organized as a Delaware statutory Trust on June 13, 2011. Under the Trust’s Declaration of Trust, the Trustees are authorized to divide shares into series, each series relating to a separate portfolio of investments, and to classify and reclassify any unissued shares into one or more classes of shares of each such series. The Declaration of Trust currently provides for the shares of four series, as follows: The Brown Capital Management Small Company Fund (the “Small Company Fund”), The Brown Capital Management International Equity Fund (the “International Equity Fund”), The Brown Capital Management Mid Company Fund (the “Mid Company Fund”) and The Brown Capital Management International Small Company Fund (the “International Small Company Fund”) (each generally may be referred to as a “Fund” and collectively as the “Brown Capital Management Mutual Funds” or the “Funds”). Each of the Funds is managed by Brown Capital Management, LLC (the “Advisor,” “BCM” or “Brown Capital Management”) of Baltimore, Maryland. Each Fund currently offer two classes of shares: Investor Shares and Institutional Shares. The Small Company Fund was organized in 1992, the International Equity Fund was organized in 1999, the Mid Company Fund was organized in 2002 and the International Small Company Fund was organized in 2015. Each of the Funds is a separate diversified series of the Trust. Each Fund other than the International Small Company Fund is the successor to a series of Nottingham Investment Trust II (the “Predecessor Funds”). The Nottingham Investment Trust II was organized on October 25, 1990 as a Massachusetts business trust and was an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). BCM (and its predecessor) managed the Predecessor Funds. At a shareholder meeting held November 30, 2011, the shareholders of each of the Predecessor Funds approved the reorganization of the Predecessor Funds with and into the Trust (the “Reorganization”). The Reorganization became effective on December 1, 2011 and, as a result, the assets and liabilities of the Predecessor Funds were transferred to the Trust in exchange for shares of each of the applicable Funds.

In the event of a liquidation or dissolution of the Trust or an individual series, such as each Fund, shareholders of a particular series would be entitled to receive the assets available for distribution belonging to such series. Shareholders of a series are entitled to participate equally in the net distributable assets of the particular series involved on liquidation, based on the number of shares of the series that are held by each shareholder. If there are any assets, income, earnings, proceeds, funds, or payments, that are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series as they, in their sole discretion, deem fair and equitable.

Shareholders of all of the series of the Trust, including the Funds, will vote together and not separately on a series-by-series basis except as otherwise required by law or when the Trustees determine that the matter to be voted upon affects only the interests of the shareholders of a particular series or class. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series or class affected by the matter. A series or class is affected by a matter unless it is clear that the interests of each series or class in the matter are substantially identical or that the matter does not affect any interest of the series or class. Under Rule 18f-2, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to a series only if approved by a majority of the outstanding shares of such series. However, the Rule also provides that the ratification of the appointment of independent accountants, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting together, without regard to a particular series or class. Rights of holders cannot be modified by less that a majority vote.

When used in the Prospectus or this SAI, a “majority” of shareholders means the vote of the lesser of (1) 67% of the shares of the Trust or the applicable series or class present at a meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy, or (2) more than 50% of the outstanding shares of the Trust or the applicable series or class.

When issued for payment as described in the Prospectuses and this SAI, shares of each Fund will be fully paid and non-assessable. The Trust does not issue share certificates.

The Declaration of Trust provides that the Trustees of the Trust will not be liable in any event in connection with the affairs of the Trust, except as such liability may arise from his or her own bad faith, willful misfeasance, gross negligence, or reckless disregard of duties. It also provides that all third parties shall look solely to the Trust property for satisfaction of claims arising in connection with the affairs of the Trust. With the exceptions stated, the Declaration of Trust provides that a Trustee or officer is entitled to be indemnified against all liability in connection with the affairs of the Trust.

OTHER INVESTMENT POLICIES

The following policies supplement the Funds’ investment objectives and policies as set forth in the Prospectus for the Funds.

The Funds’ will not change their investment objectives without shareholder approval.

Repurchase Agreements. Each of the Funds may acquire U.S. government securities or corporate debt securities subject to repurchase agreements. A repurchase transaction occurs when, at the time the particular Fund purchases a security (normally a U.S. Treasury obligation), it also resells it to the vendor (normally a member bank of the Federal Reserve or a registered government securities dealer) and must deliver the security (and/or securities substituted for them under the repurchase agreement) to the vendor on an agreed upon date in the future. The repurchase price exceeds the purchase price by an amount which reflects an agreed upon market interest rate effective for the period of time during which the repurchase agreement is in effect. Delivery pursuant to the resale will normally occur within one to seven days of the purchase.

Repurchase agreements are considered “loans” under the 1940 Act” that are collateralized by the underlying security. The Trust has implemented procedures to monitor on a continuous basis the value of the collateral serving as security for repurchase obligations. Brown Capital Management, LLC (“Advisor”), the investment advisor to the Funds, will consider the creditworthiness of the vendor. If the vendor fails to pay the agreed upon resale price on the delivery date, the Fund will retain or attempt to dispose of the collateral. A Fund’s risk is that such default may include any decline in value of the collateral to an amount which is less than 100% of the repurchase price, any costs of disposing of such collateral, and any loss resulting from any delay in foreclosing on the collateral. The Funds will not enter into any repurchase agreement which would cause more than 10% of their net assets to be invested in repurchase agreements which extend beyond seven calendar days and other illiquid securities.

Money Market Instruments. The Funds may invest in money market instruments, which may include U.S. government securities or corporate debt securities (including those subject to repurchase agreements), provided that they mature in thirteen months or less from the date of acquisition and are otherwise eligible for purchase by the Funds. Money market instruments also may include Banker’s Acceptances and Certificates of Deposit of domestic branches of U.S. banks, Commercial Paper and Variable Amount Demand Master Notes (“Master Notes”). Banker’s Acceptances are time drafts drawn on and “accepted” by a bank. When a bank “accepts” such a time draft, it assumes liability for its payment. When one of the Funds acquires a Banker’s Acceptance, the bank which “accepted” the time draft is liable for payment of interest and principal when due. The Banker’s Acceptance carries the full faith and credit of such bank. A Certificate of Deposit (“CD”) is an unsecured interest-bearing debt obligation of a bank. Commercial Paper is an unsecured, short-term debt obligation of a bank, corporation or other borrower. Commercial Paper maturity generally ranges from 2 to 270 days and is usually sold on a discounted basis rather than as an interest-bearing instrument. The Funds will invest in Commercial Paper only if it is rated in one of the top two rating categories by either Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Ratings Services (“S&P”), or Fitch Investors Service, Inc. (“Fitch”) or, if not rated, of equivalent quality in the Advisor’s opinion. Commercial Paper may include Master Notes of the same quality. Master Notes are unsecured obligations which are redeemable upon demand of the holder and which permit the investment of fluctuating amounts at varying rates of interest. Master Notes will be acquired by the Funds only through the Master Note program of the Funds’ custodian bank, acting as administrator thereof. The Advisor will monitor, on a continuous basis, the earnings power, cash flow and other liquidity ratios of the issuer of a Master Note held by the Funds.

Foreign Securities. The Mid Company Fund and Small Company Fund may purchase foreign securities traded domestically as American Depository Receipts (“ADRs”) or in equity securities of foreign issuers that are U.S. dollar denominated and trade on a U.S. securities exchange or domestically in the over-the-counter markets. ADRs are dollar-denominated depositary receipts that, typically, are issued by a United States bank or trust company and represent the deposit with that bank or trust company of a security of a foreign issuer. Generally, ADRs are designed for trading on U.S. securities exchanges or other markets. The International Equity Fund and the International Small Company Fund may invest in foreign securities as well as ADRs and securities of foreign issuers principally traded on U.S. markets. ADRs may be listed on a national securities exchange or may trade in the over-the-counter market. The prices of ADRs are denominated in U.S. dollars while the underlying security may be denominated in a foreign currency. Depository receipts may, or may not, be sponsored by the issuer. There are certain risks associated with investments in unsponsored depository receipt programs. Because the issuer is not involved in establishing the program (such programs are often initiated by broker/dealers), the underlying agreement for payment and service is between the depository and the shareholders. The issuers of unsponsored depository receipts may not receive information from the foreign issuer, and it is under no obligation to distribute shareholder communications or other information received from the foreign issuer of the deposited securities or to pass through voting rights to the holders of the depository receipts. Expenses related to the issuance, cancelation and transfer of the depository receipts, as well as custody and dividend payment services may be passed through, in whole or in part, to shareholders.

Foreign securities investment presents special consideration not typically associated with investment in domestic securities. Foreign taxes may reduce income. Currency exchange rates and regulations may cause fluctuations in the value of foreign securities. Foreign securities are subject to different regulatory environments than in the U.S. and, compared to the U.S., there may be a lack of uniform accounting, auditing and financial reporting standards, less volume and liquidity and more volatility, less public information, and less regulation of foreign issuers. Countries have been known to expropriate or nationalize assets, and foreign investments may be subject to political, financial or social instability or adverse diplomatic developments. There may be difficulties in obtaining service of process on foreign issuers and difficulties in enforcing judgments with respect to claims under the U.S. securities laws against such issuers. Favorable or unfavorable differences between U.S. and foreign economies could affect foreign securities values. The U.S. government has, in the past, discouraged certain foreign investments by U.S. investors through taxation or other restrictions and it is possible that such restrictions could be imposed again.

Foreign Currency Spot Transactions. With respect to the International Equity Fund and the International Small Company Fund, the Advisor executes the foreign exchange of all local securities transactions through Russell Investment Group with the exception of Indian securities. Because of India’s Government restrictions to their foreign exchange market, the Custodian will execute the Indian Rupee foreign exchange. Each trade is electronically transmitted simultaneously to Russell’s currency desk and the custodian for execution and settlement. Russell Investment provides the Advisor with a detailed trade execution report at the end of every month and quarter. This report is comprised of all executions at the account level, gross and net volumes of each trade and the cost associated with each execution. Each report should be reviewed by trading to ensure that executions are transacted near the mid-trading point for that day of execution. Russell Investment also provides executions for repatriation of all income for international accounts.

Investment Company Securities. The Funds may invest in the securities of other investment companies, including index exchange-traded funds (“ETFs”) and index mutual funds (also called underlying funds). To the extent such underlying funds are index-based, these underlying funds will generally attempt to replicate the performance of a particular index. An underlying fund may not always hold all of the same securities as the index it attempts to track. An underlying fund may use statistical sampling techniques to attempt to replicate the returns of an index. Statistical sampling techniques attempt to match the investment characteristics of the index and the fund by taking into account such factors as capitalization, industry exposures, dividend yield, price/earnings (P/E) ratio, price/book (P/B) ratio, and earnings growth. An underlying fund may not track the index perfectly because differences between the index and the fund’s portfolio can cause differences in performance. In addition, expenses and transaction costs, the size and frequency of cash flow into and out of the fund, and differences between how and when the fund and the index are valued can cause differences in performance.

When a Fund invests in underlying funds it will indirectly bear its proportionate share of any fees and expenses payable directly by the underlying fund. In connection with its investments in other investment companies, a Fund will incur higher expenses, many of which may be duplicative. Furthermore, because a Fund invests in shares of ETFs and underlying funds its performance is directly related to the ability of the ETFs and underlying funds to meet their respective investment objectives, as well as the allocation of the Fund’s assets among the ETFs and underlying funds by the Advisor. Accordingly, a Fund’s investment performance will be influenced by the investment strategies of and risks associated with the ETFs and underlying funds in direct proportion to the amount of assets the Fund allocates to the ETFs and underlying funds utilizing such strategies.

Investments in ETFs involve certain inherent risks generally associated with investments in a broadly-based portfolio of stocks, including risks that: (1) the general level of stock prices may decline, thereby adversely affecting the value of each unit of the ETF or other instrument; (2) an ETF, to the extent such ETF is index-based, may not fully replicate the performance of its benchmark index because of the temporary unavailability of certain index securities in the secondary market or discrepancies between the ETF and the index with respect to the weightings of securities or number of stocks held; (3) an ETF may also be adversely affected by the performance of the specific index, market sector or group of industries on which it is based; and (4) an ETF, to the extent such ETF is index-based, may not track an index as well as a traditional index mutual fund because ETFs are valued by the market and, therefore, there may be a difference between the market value and the ETF’s net asset value. Additionally, investments in fixed income ETFs involve certain inherent risks generally associated with investments in fixed income securities, including the risk of fluctuation in market value based on interest rates rising or declining and risks of a decrease in liquidity, such that no assurances can be made that an active trading market for underlying ETFs will be maintained.

There is also a risk that the underlying funds or ETFs may terminate due to extraordinary events. For example, any of the service providers to the underlying fund or ETF, such as the trustee or sponsor, may close or otherwise fail to perform their obligations to the underlying fund or ETF, and the underlying fund or ETF may not be able to find a substitute service provider. Also, the underlying fund or ETF may be dependent upon licenses to use the various indices as a basis for determining their compositions and/or otherwise to use certain trade names. If these licenses are terminated, the respective underlying fund or ETF may also terminate. In addition, an underlying fund or ETF may terminate if its net assets fall below a certain amount. Although a Fund believes that in the event of the termination of an underlying fund or ETF, it will be able to invest instead in shares of an alternate underlying fund or ETF tracking the same market index or another index covering the same general market, there can be no assurance that shares of an alternate underlying fund or ETF would be available for investment at that time.

Generally, under the 1940 Act, a fund may not acquire shares of another investment company (including ETFs) if, immediately after such acquisition, (i) such fund would hold more than 3% of the other investment company’s total outstanding shares, (ii) if such fund’s investment in securities of the other investment company would be more than 5% of the value of the total assets of the fund, or (iii) if more than 10% of such fund’s total assets would be invested in investment companies. The Securities and Exchange Commission (the “SEC”) has granted orders for exemptive relief to certain ETFs that permit investments in those ETFs by other investment companies (such as the Funds) in excess of these limits. The Fund may invest in ETFs that have received such exemptive orders from the SEC, pursuant to the conditions specified in such orders. In accordance with Section 12(d)(1)(F)(i) of the 1940 Act, a Fund may also invest in ETFs that have not received such exemptive orders as long as the Fund (and all of its affiliated persons, including the Advisor) does not acquire more than 3% of the total outstanding stock of such underlying ETF, unless otherwise permitted to do so pursuant to permission granted by the SEC. If a Fund seeks to redeem shares of an underlying ETF purchased in reliance on Section 12(d)(1)(F), the underlying ETF is not obligated to redeem an amount exceeding 1% of the underlying ETF’s outstanding shares during a period of less than 30 days. As of the date of this Registration Statement the SEC has proposed Rule 12d1-4 under the 1940 Act. Subject to certain conditions, proposed Rule 12d1-4 would provide an exemption to permit acquiring funds to invest in ETFs in excess of the limits of section 12(d)(1), including those described above.

Illiquid Investments. Each of the Funds may invest up to 15% of its net assets in illiquid securities, which are investments that cannot be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. Under the supervision of the Trust’s Board of Trustees (each a “Trustee” and collectively, “Trustees”), the Advisor determines the liquidity of a Fund’s investments and, through reports from the Advisor, the Trustees monitor investments in illiquid instruments. In determining the liquidity of a Fund’s investments, the Advisor may consider various factors including (i) the frequency of trades and quotations, (ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the nature of the marketplace for trades (including the ability to assign or offset the Funds’ rights and obligations relating to the investment). Investments currently considered by the Funds to be illiquid include repurchase agreements not entitling the holder to payment of principal and interest within seven days. If through a change in values, net assets or other circumstances, one of the Funds was in a position where more than 15% of its net assets were invested in illiquid securities, it would seek to take appropriate steps to protect liquidity. Investment in illiquid securities poses risks of potential delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Funds may be unable to dispose of illiquid securities promptly or at reasonable prices.

Funding Agreements. Within their limitations in illiquid securities, the Funds may invest in various types of funding agreements. A funding agreement is, in substance, an obligation of indebtedness negotiated privately between an investor and an insurance company. Funding agreements often have maturity-shortening features, such as an unconditional put, that permit the investor to require the insurance company to return the principal amount of the funding agreement, together with accrued interest, within one year or less. Most funding agreements are not transferable by the investor and, therefore, are illiquid, except to the extent the funding agreement is subject to a demand feature of seven calendar days or less. An insurance company may be subject to special protection under state insurance laws, which protection may impair the ability of the investor to require prompt performance by the insurance company of its payment obligations under the funding agreement.

Borrowing. Each of the Funds may borrow money in accordance with the 1940 Act. In the event that a Fund should ever borrow money, such borrowing could increase the Fund’s costs, reduce the value of the Fund’s assets and the value (and return) of a shareholder’s investment in the Fund. Any and all such borrowing will comply with the requirements of the 1940 Act which requires, among other things, the maintenance of certain asset coverage tests for such borrowings. Borrowing may also exaggerate changes in the Fund’s Net Asset Value and in the return of the Fund. Borrowing will cost the Fund interest expenses and other fees that could negatively impact the Fund’s performance return.

Defensive Investments. The Funds may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in an attempt to respond to adverse market, economic, political, or other conditions. During such an unusual set of circumstances, the Fund may hold up to 100% of its portfolio in cash or cash equivalents positions (e.g., money market securities, other investment companies, U.S. Government securities, and/or similar securities). When a Fund takes a temporary defensive position, the Fund may not be able to achieve its investment objective.

Restricted Securities. Although not part of their principal investment strategies, each Fund is permitted to purchase restricted securities within its limitation on investments in illiquid securities. Restricted securities generally can only be sold in privately negotiated transactions, pursuant to an exemption from registration under the federal securities laws, or in a registered public offering. Where registration is required, the Fund may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time the Fund may be permitted to sell a security under an effective registration statement. If adverse market conditions were to develop during such a period, the Fund might obtain a less favorable price than prevailed when it decided to seek registration of the security. Restricted securities, which can be offered and sold to qualified institutional buyers under Rule 144A of the 1933 Act (“144A Securities”), and that are determined to be liquid under guidelines adopted by and subject to the supervision of the Trustees are not subject to the limitations on illiquid securities.

Lending Portfolio Securities. Each Fund may each lend its portfolio securities (principally to broker-dealers) to generate additional income. Such loans are callable at any time and are continuously secured by segregated collateral equal to no less than the market value, determined daily, of the loaned securities. Such collateral will be cash, letters of credit, or debt securities issued or guaranteed by the U.S. Government or any of its agencies. Each Fund may lend portfolio securities to the extent of one-third of its total assets. A Fund will loan its securities only to parties that the Advisor has determined are in good standing and when, in the Advisor’s judgment, the income earned would justify the risks. A Fund will not have the right to vote securities while they are on loan, but it can call a loan in anticipation of an important vote. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Any cash received as collateral for loaned securities will be invested, in accordance with a Fund’s investment guidelines, in short-term money market instruments. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether a Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as a Fund asset. The Fund will bear any loss on the investment of cash collateral.

Warrants. The Funds may invest in warrants. A warrant gives the Funds the right to buy a stock and specifies the amount of the underlying stock, the purchase (or “exercise”) price, and the date the warrant expires. If the price of the underlying stock does not rise above the exercise price before the warrant expires, the warrant generally expires without any value and the Fund loses any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

Convertible Securities. The Funds may invest in convertible securities. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Since it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risks that apply to the underlying common stock.

Preferred Securities. The Funds may invest in preferred securities. Preferred securities may pay fixed or adjustable rates of return. Preferred securities are subject to issuer-specific and market risks applicable generally to equity securities. In addition, a company’s preferred securities generally pay dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred securities will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects. Preferred securities of smaller companies may be more vulnerable to adverse developments than preferred stock of larger companies.

INVESTMENT LIMITATIONS

Each Fund has adopted the following fundamental investment limitations, which cannot be changed without approval by holders of a majority of the outstanding voting shares of the particular Fund. A “majority” for this purpose, means, with respect to the Funds, the lesser of (i) 67% of the Fund’s outstanding shares represented in person or by proxy at a meeting at which more than 50% of its outstanding shares are represented, or (ii) more than 50% of its outstanding shares. Unless otherwise indicated, percentage limitations apply at the time of purchase. None of the Funds will change the investment objective that is stated in the Prospectus without shareholder approval.

As a matter of fundamental policy, each Fund:

(1)
May not invest 25% or more of the value of its net assets in any one industry or group of industries (except that securities of the U.S. government, its agencies and instrumentalities are not subject to these limitations);

(2)
May not purchase real estate or sell real estate unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Funds from investing in issuers that invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein;

(3)
May not underwrite the securities of other issuers. This restriction does not prevent the Funds from engaging in transactions involving the acquisition, disposition or resale of its portfolio securities, regardless of whether the Funds may be considered to be an underwriter under the Securities Act of 1933;

(4)
May not make loans of its assets to persons who control or are under common control with the Funds, except to the extent permitted by the 1940 Act, and the rules and regulations promulgated thereunder, as such statute, rules and regulations are amended from time to time or are interpreted from time to time by the SEC staff (collectively, the “1940 Act Laws, and Interpretations”) or except to the extent that the Funds may be permitted to do so by exemptive order or similar relief (collectively, with the 1940 Act Laws and Interpretations, the “1940 Act Laws, Interpretations and Exemptions”). This restriction does not prevent the Funds from, among other things, purchasing debt obligations, entering into repurchase agreements, loaning its assets to broker/dealers or institutional investors, or investing in loans, including assignments and participation interests.

(5)
May not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by a Fund, provided that the Fund’s engagement in such activities is consistent with or permitted by the 1940 Act Laws, Interpretations and Exemptions;

(6)
May not borrow money, except that the Funds may borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 1/3% of the value of their respective total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 33 1/3% of the value of a Fund’s total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three days (not including Sundays and holidays) to the extent necessary to comply with the 33 1/3% limitation. The following are not considered “borrowings” for this purpose, and this policy shall not prohibit the Funds from engaging in them: reverse repurchase agreements; deposits of assets to margin or guarantee positions in futures, options, swaps or forward contracts; or the segregation of assets in connection with such contracts. A Fund will not purchase securities while its borrowings exceed 5% of that Fund’s total assets; and

(7)
May not purchase physical commodities or sell physical commodities unless acquired as a result of ownership of securities or other instruments. This restriction does not prevent the Fund from engaging in transactions involving futures contracts and options thereon or investing in securities that are secured by physical commodities.

Additionally, as a matter of fundamental policy, the Funds are “diversified companies” as defined in the 1940 Act. The Funds will not purchase the securities of any issuers if, as a result, the Funds would fail to be a diversified company within the meaning of the 1940 Act and the 1940 Act Laws, Interpretations and Exemptions. In complying with this restriction, however, the Funds may purchase securities of other investment companies to the extent permitted by the 1940 Act Laws, Interpretations and Exemptions. Percentage restrictions stated as an investment policy or investment limitation apply at the time of investment; if a later increase or decrease in percentage beyond the specified limits results from a change in securities values or total assets, it will not be considered a violation.

With regard to investment limitation (5) above, currently, with respect to senior securities, the 1940 Act and regulatory interpretations of relevant provisions of the 1940 Act establish the following general limits, subject to modification to conform to the 1940 Act as interpreted or modified from time to time: Open-end registered investment companies such as the Funds are not permitted to issue any class of senior security or to sell any senior security of which they are the issuers. The Trust is, however, permitted to issue separate series of Shares (each Fund is a series of the Trust) and to divide those series into separate classes. Individual class and institutional class are separate classes. The Funds have no intention of issuing senior securities, except that the Trust has issued its Shares in separate series and may divide those series into classes of Shares. Collateral arrangements with respect to forward contracts, futures contracts or options, including deposits of initial and variation margin, are not considered to be the issuance of a senior security for purposes of this restriction.

With regard to investment limitation (6) above, the 1940 Act also permits a Fund to borrow for temporary purposes only in an amount not exceeding 5% of the value of its total assets at the time when the loan is made. A loan shall be presumed to be for temporary purposes if it is repaid within 60 days and is not extended or renewed. To the extent outstanding borrowings of a Fund exceed 5% of the value of the total assets of such Fund, the Fund will not make additional purchases of securities – the foregoing shall not be construed to prevent the Fund from settling portfolio transactions or satisfying shareholder redemptions orders. The SEC has indicated, however, that certain types of transactions, which could be deemed “borrowings” (such as firm commitment agreements and reverse repurchase agreements), are permissible if a Fund “covers” the agreements by establishing and maintaining segregated accounts.

The Funds are “diversified” investment companies. As a diversified company under the 1940 Act, each Fund may not, as to seventy-five percent (75%) of the value of its total assets, purchase the securities of any one issuer (except cash, cash items, “government securities” as defined in the 1940 Act, and securities of other investment companies), if immediately after, and as a result of, each such purchase, the combined value of all purchases of the holdings of such Fund in the securities of such issuer (calculated separately for each purchase based on the percentage of total assets it constituted at the time of purchase) would exceed five percent (5%) of the value of the Fund’s total assets or the Fund would own more than ten percent (10%) of the outstanding voting securities of any one issuer. Subsequent changes in the market value of each security or other property purchased after the time it was purchased do not affect this calculation. As an alternative to making the total asset calculation at the time of each purchase of securities, each Fund may instead determine its status as a diversified company not less frequently than quarterly, and may disregard interim changes in its total assets due to changes in the market value of its investments insofar as such changes might otherwise affect the Fund’s classification as a diversified company.

For purposes of the Funds’ policies on investments in any one industry or group of industries (concentration), the Funds’ utilize Global Industry Classification Standards (“GICS”) although the Board has clarified the industry definitions with respect to the GICS “Software” industry by dividing that industry into three industries: “Business Services Software,” “Information/Knowledge Management Software”, and “Other Software.” Shareholders should be aware that the Board may modify the industry classifications utilized by the Funds further in the future to provide more clarity and address ambiguities in the GICS.

PORTFOLIO TRANSACTIONS

Subject to the general supervision of the Trustees, the Advisor is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Funds.

The annualized portfolio turnover rate for each Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the reporting period by the monthly average value of the portfolio securities owned during the reporting period. The calculation excludes all securities whose maturities or expiration dates at the time of acquisition are one year or less. Portfolio turnover of each Fund may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements that enable the Fund to receive favorable tax treatment. Portfolio turnover will not be a limiting factor in making Fund decisions, and each Fund may engage in short-term trading to achieve its investment objectives. High rates of portfolio turnover could lower performance of the Fund due to increased transaction costs and may also result in the realization of short-term capital gains taxed at ordinary income tax rates.

Purchases of money market instruments by the Funds are made from dealers, underwriters and issuers. The Funds currently do not expect to incur any brokerage commission expense on such transactions because money market instruments are generally traded on a “net” basis by a dealer acting as principal for its own account without a stated commission. The price of the security, however, usually includes a profit to the dealer. Securities purchased in underwritten offerings include a fixed amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. When securities are purchased directly from or sold directly to an issuer, no commissions or discounts are paid.

Transactions on U.S. stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. Transactions in the over-the-counter market are generally on a net basis (i.e., without commission) through dealers, which may include a dealer mark-up, or otherwise involve transactions directly with the issuer of an instrument.

The Funds may participate, if and when practicable, in bidding for the purchase of Fund securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. A Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interest.

The Funds have adopted, and the Trustees have approved, policies and procedures relating to the direction of mutual fund portfolio securities transactions to broker-dealers. In accordance with these policies and procedures in executing Fund transactions and selecting brokers or dealers, the Advisor will seek to obtain the best overall terms available for each Fund. In assessing the best overall terms available for any transaction, the Advisor shall consider factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis. The Advisor may not give consideration to sales of Fund shares as a factor in selecting broker-dealers to execute portfolio securities transactions. The Advisor may, however, place portfolio transactions with broker-dealers that promote or sell Fund shares so long as such transactions are done in accordance with the policies and procedures established by the Trustees that are designed to ensure that the selection is based on the quality of the broker’s execution and not on its sales efforts. The Advisor is authorized to cause the Funds to pay a broker-dealer which furnishes brokerage and research services a higher commission than that which might be charged by another broker-dealer for effecting the same transaction, provided that the Advisor determines in good faith that such commission is reasonable in relation to the value of the brokerage and research services provided by such broker-dealer, viewed in terms of either the particular transaction or the overall responsibilities of the Advisor to the Funds. Such brokerage and research services might consist of reports and statistics relating to specific companies or industries, general summaries of groups of stocks or bonds and their comparative earnings and yields, or broad overviews of the stock, bond and government securities markets and the economy. The Advisor directed a portion of the Funds’ brokerage transactions to certain brokers because of those types of research services provided. The amounts of these transactions for the fiscal year ended March 31, 2018 for the Mid Company Fund, the Small Company Fund, the International Fund and the International Small Company Fund were $12,298,816.46, $1,063,057,230.74, $4,432,654.37 and $19,205,161.27 respectively, and the related commissions paid to these brokers were $5,619.13, $772,893.99, $8,409.97 and $32,501.68 respectively, for that year.

Supplementary research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Funds. The Trustees will periodically review any commissions paid by the Funds to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits inuring to the Funds. It is possible that certain of the supplementary research or other services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor. Conversely, the Funds may be the primary beneficiary of the research or services received as a result of securities transactions effected for such other account or investment company.

Investment decisions for the Funds will be made independently from those for any other Fund and any other series of the Trust and for any other investment companies and accounts advised or managed by the Advisor. Such other investment companies and accounts may also invest in the same securities as a Fund. To the extent permitted by law, the Advisor may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for another Fund or other investment companies or accounts in executing transactions. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another investment company or account, the transaction will be averaged as to price and available investments allocated as to amount, in a manner which the Advisor believes to be equitable to the Funds and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained or sold by a Fund.

For the fiscal years ended March 31, 2016, 2017 and 2018 the Mid Company Fund paid brokerage commissions of $51,952, $15,835, and $5,619 respectively. The fluctuation in commissions was a function of varied turnover in the portfolio; the Small Company Fund paid brokerage commissions of, $784,738, $741,123, and $772,894 respectively, the fluctuation in commissions was a function of varied turnover in the portfolio; the International Equity Fund paid brokerage commissions of $30,792, $16,075, and $8,420 respectively, this fluctuation is also a function of varied turnover in the portfolio and cost of varied transactions; and the International Small Company Fund paid brokerage commissions of $4,585 for the period September 30, 2015 (commencement of operations) through March 31, 2016, $5,646 for the fiscal year ended March 31, 2017, and $32,527 for the fiscal year ended March 31, 2018, this fluctuation is due to an increase in shareholder purchases.

NET ASSET VALUE

The net asset value per share of each class of each Fund is determined at the time normal trading closes on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m. Eastern Time, Monday through Friday). The net asset value per share of each class of each Fund is not calculated on business holidays when the NYSE is closed. The NYSE generally recognizes the following holidays: New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. Any other holiday recognized by the NYSE will be deemed a business holiday on which the net asset value per share of each class of the Funds will not be calculated.

The net asset value per share of each class of each Fund is calculated separately by adding the value of the Fund’s securities and other assets belonging to the Fund and attributable to that class, subtracting the liabilities charged to the Fund and to that class, and dividing the result by the number of outstanding shares of such class. “Assets belonging to the Fund” consist of the consideration received upon the issuance of shares of the Fund together with all net investment income, realized gains/losses and proceeds derived from the investment thereof, including any proceeds from the sale of such investments, any funds or payments derived from any reinvestment of such proceeds, and a portion of any general assets of the Trust not belonging to a particular fund. Income, realized and unrealized capital gains and losses, and any expenses of a Fund not allocated to a particular class of such Fund will be allocated to each class of the Fund on the basis of the net asset value of that class in relation to the net asset value of the Fund. Assets belonging to a Fund are charged with the direct liabilities of the Fund and with a share of the general liabilities of the Trust, which are normally allocated in proportion to the number of or the relative net asset values of all of the Trust’s series at the time of allocation or in accordance with other allocation methods approved by the Trustees. Certain expenses attributable to a particular class of shares will be charged against that class of shares. Certain other expenses attributable to a particular class of shares (such as registration fees, professional fees, and certain printing and postage expenses) may be charged against that class of shares if such expenses are actually incurred in a different amount by that class or if the class receives services of a different kind or to a different degree than other classes, and the Trustees approve such allocation. Subject to the provisions of the Amended and Restated Declaration of Trust, determinations by the Trustees as to the direct and allocable liabilities and the allocable portion of any general assets, with respect to a Fund and the classes of such Fund, are conclusive.

The pricing and valuation of portfolio securities is determined in good faith in accordance with procedures established by and under the direction of the Trustees. In valuing the Funds’ total assets, portfolio securities are generally valued at their market value. Instruments with maturities of sixty days or less are valued at amortized costs, which approximate market value. Securities and assets for which representative market quotations are not readily available are valued at fair value as determined in good faith under policies approved by the Trustees.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Purchases. Shares of each Fund are offered and sold on a continuous basis and may be purchased through authorized investment dealers or directly by contacting the Funds or the Funds’ distributor, ALPS Distributors, Inc. (“Distributor”). Selling dealers have the responsibility of transmitting orders promptly to the Funds. The public offering price of shares of each Fund equals net asset value. The net asset value is normally determined at the time regular trading closes on the NYSE on days the NYSE is open for regular trading, (currently 4:00 p.m., Eastern Time, Monday through Friday, except when the NYSE closes earlier), as described under “Net Asset Value” above. The fund’s net asset value per share is not calculated on business holidays when the NYSE is closed. An order received prior to the time regular trading closes on the NYSE will be executed at the price calculated on the date of receipt, and an order received after the time regular trading closes on the NYSE will be executed at the price calculated as of that time on the next business day.

Redemptions. Under the 1940 Act, each Fund may suspend the right of redemption or postpone the date of payment for  shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC; (b) the

NYSE is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. Each Fund may also suspend or postpone the recordation of the transfer of shares upon the occurrence of any of the foregoing conditions.

In addition to the situations described in the Prospectuses under “Investing in the Funds – Redeeming Your Shares,” each Fund may redeem shares involuntarily to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder, to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Fund shares as provided in the Prospectuses from time to time, or to close a shareholder’s account if the Fund is unable to verify the shareholder’s identity.

No charge is made by the Funds for redemptions other than the possible charge for wiring redemption proceeds, and the assessment by the International Equity Fund of a 2.00% redemption fee on shares sold after holding them for less than 60 days. For information on the redemption fee see “Frequent Purchases and Redemptions” in the Prospectus.

ADDITIONAL INFORMATION CONCERNING TAXES

The following discussion is a summary of certain U.S. federal income tax considerations affecting the Funds and their shareholders. The discussion reflects applicable federal income tax laws of the U.S. as of the date of this SAI, which tax laws may be changed or subject to new interpretations by the courts or the Internal Revenue Service (the “IRS”), possibly with retroactive effect. No attempt is made to present a detailed explanation of all U.S. income, estate or gift tax, or foreign, state or local tax concerns affecting a Fund and its shareholders (including shareholders owning large positions in a Fund). The discussion set forth herein does not constitute tax advice. Investors are urged to consult their own tax advisors to determine the tax consequences to them of investing in a Fund.

In addition, no attempt is made to address tax concerns applicable to an investor with a special tax status such as a financial institution, real estate investment trust, insurance company, regulated investment company (“RIC”), individual retirement account, other tax-exempt entity, dealer in securities or non-U.S. investor. Furthermore, this discussion does not reflect possible application of the alternative minimum tax (“AMT”). Unless otherwise noted, this discussion assumes shares of the Funds are held by U.S. shareholders and that such shares are held as capital assets.

A U.S. shareholder is a beneficial owner of shares of the Funds that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States (including certain former citizens and former long-term residents);

•
a corporation or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia;

•	an estate, the income of which is subject to U.S. federal income taxation regardless of its source; or

•
a trust with respect to which a court within the United States is able to exercise primary supervision over its administration and one or more U.S. shareholders have the authority to control all of its substantial decisions or the trust has made a valid election in effect under applicable Treasury regulations to be treated as a U.S. person.

A “Non-U.S. shareholder” is a beneficial owner of shares of the Funds that is an individual, corporation, trust or estate and is not a U.S. shareholder. If a partnership (including any entity treated as a partnership for U.S. federal income tax purposes) holds shares of the Funds, the tax treatment of a partner in the partnership generally depends upon the status of the partner and the activities of the partnership. A prospective shareholder who is a partner of a partnership holding the shares of a Fund should consult its tax advisors with respect to the purchase, ownership and disposition of its Fund shares.

Taxation as a RIC. The Funds intend to qualify and remain qualified as a RIC under the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”). The Funds will qualify as a RIC if, among other things, they meet the source-of-income and the asset-diversification requirements. With respect to the source-of-income requirement, a Fund must derive in each taxable year at least 90% of its gross income (including tax-exempt interest) from (i) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures and forward contracts) derived with respect to its business of investing in such shares, securities or currencies and (ii) net income derived from an interest in a “qualified publicly traded partnership.” A “qualified publicly traded partnership” is generally defined as a publicly traded partnership under Internal Revenue Code section 7704. However, for these purposes, a qualified publicly traded partnership does not include a publicly traded partnership if 90% or more of its income is described in (i) above. Income derived from a partnership (other than a qualified publicly traded partnership) or trust is qualifying income to the extent such income is attributable to items of income of the partnership or trust which would be qualifying income if realized by a Fund in the same manner as realized by the partnership or trust.

If a RIC fails this 90% source-of-income test it is no longer subject to a 21% penalty as long as such failure was due to reasonable cause and not willful neglect. Instead, the amount of the penalty for non-compliance is the amount by which the non-qualifying income exceeds one-ninth of the qualifying gross income.

With respect to the asset-diversification requirement, each Fund must diversify its holdings so that, at the end of each quarter of each taxable year (i) at least 50% of the value of the Fund’s total assets is represented by cash and cash items, U.S. government securities, the securities of other RICs and other securities, if such other securities of any one issuer do not represent more than 5% of the value of the Fund’s total assets or more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of the Fund’s total assets is invested in the securities other than U.S. government securities or the securities of other RICs of (a) one issuer, (b) two or more issuers that are controlled by the Fund and that are engaged in the same, similar or related trades or businesses, or (c) one or more qualified publicly traded partnerships.

If a RIC fails this asset-diversification test, such RIC, in addition to other cure provisions previously permitted, has a 6-month period to correct any failure without incurring a penalty if such failure is “de minimis,” meaning that the failure does not exceed the lesser of 1% of the RIC’s assets, or $10 million.

Similarly, if a RIC fails this asset-diversification test and the failure is not de minimis, a RIC can cure failure if: (a) the RIC files with the Treasury Department a description of each asset that causes the RIC to fail the diversification tests; (b) the failure is due to reasonable cause and not willful neglect; and (c) the failure is cured within six months (or such other period specified by the Treasury). In such cases, a tax is imposed on the RIC equal to the greater of: (a) $50,000 or (b) an amount determined by multiplying the highest rate of tax (currently 21%) by the amount of net income generated during the period of diversification test failure by the assets that caused the RIC to fail the diversification test.

If a Fund qualifies as a RIC and distributes to its shareholders, for each taxable year, at least 90% of the sum of (i) its “investment company taxable income” as that term is defined in the Internal Revenue Code (which includes, among other things, dividends, taxable interest, the excess of any net short-term capital gains over net long-term capital losses and certain net foreign exchange gains as reduced by certain deductible expenses) without regard to the deduction for dividends paid, and (ii) the excess of its gross tax-exempt interest, if any, over certain deductions attributable to such interest that are otherwise disallowed, the Fund will be relieved of U.S. federal income tax on any income of the Fund, including long-term capital gains, distributed to shareholders. However, any ordinary income or capital gain retained by a Fund will be subject to U.S. federal income tax at regular corporate federal income tax rates (currently at a maximum rate of 21%). The Fund intends to distribute at least annually all or substantially all of its investment company taxable income, net tax-exempt interest, and net capital gain.

The Funds will generally be subject to a nondeductible 4% federal excise tax on the portion of their undistributed ordinary income with respect to each calendar year and undistributed capital gains if they fail to meet certain distribution requirements with respect to the one-year period ending on October 31 in that calendar year. To avoid the 4% federal excise tax, the required minimum distribution is generally equal to the sum of (i) 98% of a Fund’s ordinary income (computed on a calendar year basis), (ii) 98.2% of a Fund’s capital gain net income (generally computed for the one-year period ending on October 31) and (iii) any income realized, but not distributed, and on which we paid no federal income tax in preceding years. The Funds generally intend to make distributions in a timely manner in an amount at least equal to the required minimum distribution and therefore, under normal market conditions, do not expect to be subject to this excise tax.

The Funds may be required to recognize taxable income in circumstances in which they do not receive cash. For example, if a Fund holds debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment in kind interest or, in certain cases, with increasing interest rates or that are issued with warrants), the Fund must include in income each year a portion of the original issue discount that accrues over the life of the obligation regardless of whether cash representing such income is received by the Fund in the same taxable year. Because any original issue discount accrued will be included in a Fund’s “investment company taxable income” (discussed above) for the year of accrual, the Fund may be required to make a distribution to its shareholders to satisfy the distribution requirement, even though it will not have received an amount of cash that corresponds with the income earned.

To the extent that the Funds have capital loss carryforwards from prior tax years, those carryforwards will reduce the net capital gains that can support a Fund’s distribution of Capital Gain Dividends. If a Fund uses net capital losses incurred in taxable years beginning on or before December 22, 2010 (pre-2011 losses), those carryforwards will not reduce the Fund’s current earnings and profits, as losses incurred in later years will. As a result, if such a Fund then makes distributions of capital gains recognized during the current year in excess of net capital gains (as reduced by carryforwards), the portion of the excess equal to pre-2011 losses factoring into net capital gain will be taxable as an ordinary dividend distribution, even though that distributed excess amount would not have been subject to tax if retained by the Fund. Capital loss carryforwards are reduced to the extent they offset current-year net realized capital gains, whether the Fund retains or distributes such gains.

A RIC is generally permitted to carry forward net capital losses indefinitely and may allow losses to retain their original character (as short or as long-term). For net capital losses recognized prior to such date, such losses are permitted to be carried forward up to 8 years and are characterized as short-term. These capital loss carryforwards may be utilized in future years to offset net realized capital gains of the Funds, if any, prior to distributing such gains to shareholders.

Gain or loss realized by the Funds from the sale or exchange of warrants acquired by the Funds as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long a Fund held a particular warrant. Upon the exercise of a warrant acquired by the Funds, a Fund’s tax basis in the stock purchased under the warrant will equal the sum of the amount paid for the warrant plus the strike price paid on the exercise of the warrant. Except as set forth in “Failure to Qualify as a RIC,” the remainder of this discussion assumes that the Funds will qualify as RICs for each taxable year.

Failure to Qualify as a RIC. If a Fund is unable to satisfy the 90% distribution requirement or otherwise fails to qualify as a RIC in any year, it will be subject to corporate level income tax on all of its income and gain, regardless of whether or not such income was distributed. Distributions to a Fund’s shareholders of such income and gain will not be deductible by the Fund in computing its taxable income. In such event, a Fund’s distributions, to the extent derived from the Fund’s current or accumulated earnings and profits, would constitute ordinary dividends, which would generally be eligible for the dividends received deduction available to corporate shareholders, and non-corporate shareholders would generally be able to treat such distributions as “qualified dividend income” eligible for reduced rates of U.S. federal income taxation provided in each case that certain holding period and other requirements are satisfied.

Distributions in excess of a Fund’s current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholders’ tax basis in their Fund shares, and any remaining distributions would be treated as a capital gain. To qualify as a RIC in a subsequent taxable year, a Fund would be required to satisfy the source-of-income, the asset diversification, and the annual distribution requirements for that year and dispose of any earnings and profits from any year in which a Fund failed to qualify for tax treatment as a RIC. Subject to a limited exception applicable to RICs that qualified as such under the Internal Revenue Code for at least one year prior to disqualification and that requalify as a RIC no later than the second year following the nonqualifying year, a Fund would be subject to tax on any unrealized built-in gains in the assets held by it during the period in which a Fund failed to qualify for tax treatment as a RIC that are recognized within the subsequent 10 years, unless the Fund made a special election to pay corporate-level tax on such built-in gain at the time of its requalification as a RIC.

Taxation for U.S. Shareholders. Distributions paid to U.S. shareholders by the Funds from their investment company taxable income (which is, generally, the Fund’s ordinary income plus net realized short-term capital gains in excess of net realized long-term capital losses) are generally taxable to U.S. shareholders as ordinary income to the extent of the Fund’s earnings and profits, whether paid in cash or reinvested in additional shares. Such distributions (if designated by the Funds) may qualify (i) for the dividends received deduction in the case of corporate shareholders under Section 243 of the Internal Revenue Code to the extent that the Fund’s income consists of dividend income from U.S. corporations, excluding distributions from tax-exempt organizations, exempt farmers’ cooperatives or real estate investment trusts or (ii) in the case of individual shareholders as qualified dividend income eligible to be taxed at reduced rates under Section 1(h)(11) of the Internal Revenue Code (which provides for a maximum 20% rate) to the extent that the Fund receives qualified dividend income, and provided in each case certain holding period and other requirements are met. Qualified dividend income is, in general, dividend income from taxable domestic corporations and qualified foreign corporations (e.g., generally, foreign corporations incorporated in a possession of the United States or in certain countries with a qualified comprehensive income tax treaty with the United States, or the stock with respect to which such dividend is paid is readily tradable on an established securities market in the United States). A qualified foreign corporation generally excludes any foreign corporation, which for the taxable year of the corporation in which the dividend was paid, or the preceding taxable year, is a passive foreign investment company. Distributions made to a U.S. shareholder from an excess of net long-term capital gains over net short-term capital losses (“capital gain dividends”), including capital gain dividends credited to such shareholder but retained by a Fund, are taxable to such shareholder as long-term capital gain if they have been properly designated by the Fund, regardless of the length of time such shareholder owned the shares of the Fund. The maximum tax rate on capital gain dividends received by individuals is generally 20%. Distributions in excess of a Fund’s earnings and profits will be treated by the U.S. shareholder, first, as a tax-free return of capital, which is applied against and will reduce the adjusted tax basis of the U.S. shareholder’s shares and, after such adjusted tax basis is reduced to zero, will constitute capital gain to the U.S. shareholder (assuming the shares are held as a capital asset). The Funds are not required to provide written notice designating the amount of any qualified dividend income or capital gain dividends and other distributions. The Forms 1099 will instead serve this notice purpose.

As a RIC, each Fund will be subject to the AMT, but any items that are treated differently for AMT purposes must be apportioned between the Fund and the shareholders and this may affect the shareholders’ AMT liabilities. The Funds intend in general to apportion these items in the same proportion that dividends paid to each shareholder bear to the Fund’s taxable income (determined without regard to the dividends paid deduction.

For purpose of determining (i) whether the annual distribution requirement is satisfied for any year and (ii) the amount of capital gain dividends paid for that year, the Funds may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If the Funds make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by the Funds in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by the U.S. shareholders on December 31 of the year in which the dividend was declared.

The Funds intend to distribute all realized capital gains, if any, at least annually. If, however, a Fund were to retain any net capital gain, the Fund may designate the retained amount as undistributed capital gains in a notice to shareholders who, if subject to U.S. federal income tax on long-term capital gains, (i) will be required to include in income as long-term capital gain, their proportionate shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the federal income tax paid by the Fund on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If such an event occurs, the tax basis of shares owned by a shareholder of a Fund will, for U.S. federal income tax purposes, generally be increased by the difference between the amount of undistributed net capital gain included in the shareholder’s gross income and the tax deemed paid by the shareholders.

Sales and other dispositions of the shares of a Fund generally are taxable events. U.S. shareholders should consult their own tax advisor with reference to their individual circumstances to determine whether any particular transaction in the shares of a Fund is properly treated as a sale or exchange for federal income tax purposes, as the following discussion assumes, and the tax treatment of any gains or losses recognized in such transactions. The sale or other disposition of shares of a Fund will generally result in capital gain or loss to the shareholder equal to the difference between the amount realized and his adjusted tax basis in the shares sold or exchanged, and will be long-term capital gain or loss if the shares have been held for more than one year at the time of sale. Any loss upon the sale or exchange of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain dividends received (including amounts credited as an undistributed capital gain dividend) by such shareholder with respect to such shares. A loss realized on a sale or exchange of shares of a Fund generally will be disallowed if other substantially identical shares are acquired within a 61-day period beginning 30 days before and ending 30 days after the date that the shares are disposed. In such case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Present law taxes both long-term and short-term capital gain of corporations at the rates applicable to ordinary income of corporations. For non-corporate taxpayers, short-term capital gain will currently be taxed at the rate applicable to ordinary income, currently a maximum of 21%, while long-term capital gain generally will be taxed at a maximum rate of 20%. Capital losses are subject to certain limitations.

Federal law requires that mutual fund companies report their shareholders’ cost basis, gain/loss, and holding period to the Internal Revenue Service on the Fund’s shareholders’ Consolidated Form 1099s when “covered” securities are sold. Covered securities are any regulated investment company and/or dividend reinvestment plan shares acquired on or after January 1, 2012.

The Funds selected the Average Cost method as their standing (default) tax lot identification method for all shareholders. A tax lot identification method is the way the Funds will determine which specific shares are deemed to be sold when there are multiple purchases on different dates at differing net asset values, and the entire position is not sold at one time. The Funds’ standing tax lot identification method is the method covered shares will be reported on your Consolidated Form 1099 if you do not select a specific tax lot identification method. You may choose a method different than the Funds’ standing method and will be able to do so at the time of your purchase or upon the sale of covered shares. Please refer to the appropriate Internal Revenue Service regulations or consult your tax advisor with regard to your personal circumstances.

For those securities defined as “covered” under current Internal Revenue Service (“IRS”) cost basis tax reporting regulations, each Fund is responsible for maintaining accurate cost basis and tax lot information for tax reporting purposes. The Fund is not responsible for the reliability or accuracy of the information for those securities that are not “covered.” The Fund and its service providers do not provide tax advice. You should consult independent sources, which may include a tax professional, with respect to any decisions you may make with respect to choosing a tax lot identification method.

For taxable years beginning after December 31, 2012, certain U.S. shareholders, including individuals and estates and trusts, will be subject to an additional 3.8% Medicare tax on all or a portion of their “net investment income,” which should include dividends from the Funds and net gains from the disposition of shares of the Funds. U.S. shareholders are urged to consult their own tax advisors regarding the implications of the additional Medicare tax resulting from an investment in the Funds.

Pay-In-Kind Securities. Payment-in-kind securities will, and commodity-linked notes may, give rise to income that is required to be distributed and is taxable even though the Fund holding the security receives no interest payment in cash on the security during the year.

If a Fund holds the foregoing kinds of securities, it may be required to pay out as an income distribution each year an amount that is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary (including when it is not advantageous to do so). A Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Tax-Exempt Shareholders. A tax-exempt shareholder could recognize UBTI by virtue of its investment in a Fund if shares in the Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Internal Revenue Code Section 514(b). Furthermore, a tax-exempt shareholder may recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs if the amount of such income recognized by the Fund exceeds the Fund’s investment company taxable income (after taking into account deductions for dividends paid by the Fund).

In addition, special tax consequences apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT (as defined in section 664 of the Internal Revenue Code) that realizes any UBTI for a taxable year, must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes “excess inclusion income.” Rather, if at any time during any taxable year a CRT (or one of certain other tax-exempt shareholders, such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then the regulated investment company will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders, at the highest federal corporate income tax rate. The extent to which this IRS guidance remains applicable in light of the December 2006 legislation is unclear. To the extent permitted under the 1940 Act, a Fund may elect to specially allocate any such tax to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Fund. The Funds have not yet determined whether such an election will be made. CRTs and other tax-exempt investors are urged to consult their tax advisers concerning the consequences of investing in the Funds.

Passive Foreign Investment Companies. A passive foreign investment company (“PFIC”) is any foreign corporation: (i) 75% or more of the gross income of which for the taxable year is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50%. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gains over losses from certain property transactions and commodities transactions, and foreign currency gains. Passive income for this purpose does not include rents and royalties received by the foreign corporation from active business and certain income received from related persons.

Equity investments by a Fund in certain PFICs could potentially subject a Fund to a U.S. federal income tax or other charge (including interest charges) on the distributions received from the PFIC or on proceeds received from the disposition of shares in the PFIC. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may elect to avoid the imposition of that tax. For example, if a Fund is in a position to and elects to treat a PFIC as a “qualified electing fund” (i.e., make a “QEF election”), the Fund will be required to include its share of the PFIC s income and net capital gains annually, regardless of whether it receives any distribution from the PFIC. Alternatively, a Fund may make an election to mark the gains (and to a limited extent losses) in its PFIC holdings “to the market” as though it had sold and repurchased its holdings in those PFICs on the last day of the Fund’s taxable year. Such gains and losses are treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income (without the receipt of cash) and increase the amount required to be distributed by the Fund to avoid taxation. Making either of these elections therefore may require the Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect the Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Because it is not always possible to identify a foreign corporation as a PFIC, a Fund may incur the tax and interest charges described above in some instances.

Foreign Currency Transactions. A Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Any such net gains could require a larger dividend toward the end of the calendar year. Any such net losses will generally reduce and potentially require the recharacterization of prior ordinary income distributions. Such ordinary income treatment may accelerate Fund distributions to shareholders and increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses so created cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Foreign Taxation. Income received by a Fund from sources within foreign countries may be subject to withholding and other taxes imposed by such countries. Tax conventions between certain countries and the U.S. may reduce or eliminate such taxes. A Fund does not expect to be eligible to pass through to shareholders a credit or deduction for such taxes.

Foreign Shareholders. Capital Gain Dividends are generally not subject to withholding of U.S. federal income tax. Absent a specific statutory exemption, dividends other than Capital Gain Dividends paid by a Fund to a shareholder that is not a “U.S. person” within the meaning of the Internal Revenue Code (such shareholder, a “foreign shareholder”) are subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

A regulated investment company generally is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (a) that does not provide a satisfactory statement that the beneficial owner is not a U.S. person, (b) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a 10% shareholder of the issuer, (c) that is within a foreign country that has inadequate information exchange with the United States, or (d) to the extent the dividend is attributable to interest paid by a person that is a related person of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income of types similar to those not subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund in a written notice to shareholders (“interest-related dividends”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests as described below) of net short-term capital gains in excess of net long-term capital losses to the extent such distributions are properly reported by the regulated investment company (“short-term capital gain dividends”). If a Fund invests in an underlying fund that pays such distributions to the Fund, such distributions retain their character as not subject to withholding if properly reported when paid by the Fund to foreign persons.

A Fund is permitted to report such part of its dividends as interest-related or short-term capital gain dividends as are eligible, but is not required to do so. These exemptions from withholding will not be available to foreign shareholders of Funds that do not currently report their dividends as interest-related or short-term capital gain dividends.

In the case of shares held through an intermediary, the intermediary may withhold even if a Fund reports all or a portion of a payment as an interest-related or short-term capital gain dividend to shareholders. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Under U.S. federal tax law, a beneficial holder of shares who is a foreign shareholder generally is not subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on Capital Gain Dividends unless (i) such gain or dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States, (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating 183 days or more during the year of the sale or the receipt of the Capital Gain Dividend and certain other conditions are met, or (iii) the special rules relating to gain attributable to the sale or exchange of “U.S. real property interests” (“USRPIs”) apply to the foreign shareholder’s sale of shares of a Fund or to the Capital Gain Dividend the foreign shareholder received (as described below).

Special rules would apply if a Fund were either a “U.S. real property holding corporation” (“USRPHC”) or would be a USRPHC but for the operation of certain exceptions to the definition thereof. Very generally, a USRPHC is a domestic corporation that holds USRPIs the fair market value of which equals or exceeds 50% of the sum of the fair market values of the corporation’s USPRIs, interests in real property located outside the United States, and other assets. USRPIs are generally defined as any interest in U.S. real property and any interest (other than solely as a creditor) in a USRPHC or former USRPHC.

If a Fund were a USRPHC or would be a USRPHC but for the exceptions referred to above, any distributions by the Fund to a foreign shareholder (including, in certain cases, distributions made by the Fund in redemption of its shares) attributable to gains realized by the Fund on the disposition of USRPIs or to distributions received by the Fund from a lower-tier regulated investment company or REIT that the Fund is required to treat as USRPI gain in its hands generally would be subject to U.S. tax withholding. In addition, such distributions could result in the foreign shareholder being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. The consequences to a foreign shareholder, including the rate of such withholding and character of such distributions (e.g., as ordinary income or USRPI gain), would vary depending upon the extent of the foreign shareholder’s current and past ownership of the Fund. On and after January 1, 2012, this “look-through” USRPI treatment for distributions by a Fund, if it were either a USRPHC or would be a USRPHC but for the operation of the exceptions referred to above, to foreign shareholders applies only to those distributions that, in turn, are attributable to distributions received by the Fund from a lower-tier REIT, unless Congress enacts legislation providing otherwise.

In addition, if a Fund were a USRPHC or former USRPHC, it could be required to withhold U.S. tax on the proceeds of a share redemption by a greater-than-5% foreign shareholder, in which case such foreign shareholder generally would also be required to file U.S. tax returns and pay any additional taxes due in connection with the redemption.

Whether or not a Fund is characterized as a USRPHC will depend upon the nature and mix of the Fund’s assets. The Funds do not expect to be a USRPHC. Foreign shareholders should consult their tax advisors concerning the application of these rules to their investment in the Funds.

If a beneficial holder of Fund shares who is a foreign shareholder has a trade or business in the United States, and the dividends are effectively connected with the beneficial holder’s conduct of that trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

If a beneficial holder of Fund shares who is a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by that beneficial holder in the United States.

To qualify for any exemptions from withholding described above or for lower withholding tax rates under income tax treaties, or to establish an exemption from backup withholding, a foreign shareholder must comply with special certification and filing requirements relating to its non-US status (including, in general, furnishing an IRS Form W-8BEN or substitute form). Foreign shareholders in a Fund should consult their tax advisers in this regard.
A beneficial holder of Fund shares who is a foreign shareholder may be subject to state and local tax and to the U.S. federal estate tax in addition to the federal tax on income referred to above.

Backup Withholding. A Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable distributions and redemption proceeds paid to any individual shareholder who fails to properly furnish a Fund with a correct taxpayer identification number, who has under-reported dividend or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding.

Backup withholding is not an additional tax. Any amounts withheld may be credited against the shareholder’s U.S. federal income tax liability, provided the appropriate information is furnished to the IRS.

Tax Shelter Reporting Regulations. Under U.S. Treasury regulations, if a shareholder recognizes a loss with respect to a Fund’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Shareholder Reporting Obligations With Respect to Foreign Financial Assets. Certain individuals (and, if provided in future guidance, certain domestic entities) must disclose annually their interests in “specified foreign financial assets” on IRS Form 8938, which must be attached to their U.S. federal income tax returns for taxable years beginning after March 18, 2010. The IRS has not yet released a copy of the Form 8938 and has suspended the requirement to attach Form 8938 for any taxable year for which an income tax return is filed before the release of Form 8938. Following Form 8938’s release, individuals will be required to attach to their next income tax return required to be filed with the IRS a Form 8938 for each taxable year for which the filing of Form 8938 was suspended. Until the IRS provides more details regarding this reporting requirement, including in Form 8938 itself and related Treasury regulations, it remains unclear under what circumstances, if any, a shareholder’s (indirect) interest in the Funds’ “specified foreign financial assets,” if any, will be required to be reported on this Form 8938.

Other Reporting and Withholding Requirements. Rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Specifically, withholdable payments subject to this 30% withholding tax include payments of U.S.-source dividends and interest made on or after January 1, 2014, and payments of gross proceeds from the sale or other disposal of property that can produce U.S.-source dividends or interest made on or after January 1, 2015.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Very generally, it is possible that distributions made by a Fund after the dates noted above (or such later dates as may be provided in future guidance) to a shareholder, including a distribution in redemption of shares and a distribution of income or gains otherwise exempt from withholding under the rules applicable to non-U.S. shareholders described above (e.g., Capital Gain Dividends, Short-Term Capital Gain Dividends and interest-related dividends, as described above) will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding, unless such shareholder enters into a timely agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide the Fund with such certifications or other documentation, including, to the extent required, with regard to such shareholders’ direct and indirect owners, as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediary regarding the application of the new reporting and withholding regime to their investments in the Fund.

Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime, in light of their particular circumstances.

Shares Purchased through Tax-Qualified Plans. Special tax rules apply to investments through defined contribution plans and other tax-qualified plans. Shareholders should consult their tax advisers to determine the suitability of shares of a Fund as an investment through such plans, and the precise effect of an investment on their particular tax situation.

Securities Lending. While securities are loaned out by a Fund, the Fund generally will receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of taxation for individuals on qualified dividends nor the 70% dividends received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest will not qualify for the pass-through of foreign tax credits to shareholders.

The foregoing is a general and abbreviated summary of the provisions of the Internal Revenue Code and the Treasury regulations in effect as they directly govern the taxation of the Funds and their shareholders. These provisions are subject to change by legislative and administrative action, and any such change may be retroactive. Shareholders are urged to consult their tax advisers regarding specific questions as to U.S. federal income, estate or gift taxes, or foreign, state, local taxes or other taxes.

Foreign Account Tax Compliance Act. Payments to a shareholder that is either a foreign financial institution (“FFI”) or a non-financial foreign entity (“NFFE”) within the meaning of the Foreign Account Tax Compliance Act (“FATCA”) may be subject to a generally nonrefundable 30% withholding tax on: (a) income dividends paid by a Fund after June 30, 2014 and (b) certain capital gain distributions and the proceeds arising from the sale of Fund shares paid by the Fund after December 31, 2016. FATCA withholding tax generally can be avoided: (a) by an FFI, subject to any applicable intergovernmental agreement or other exemption, if it enters into a valid agreement with the IRS to, among other requirements, report required information about certain direct and indirect ownership of foreign financial accounts held by U.S. persons with the FFI and (b) by an NFFE, if it: (i) certifies that it has no substantial U.S. persons as owners or (ii) if it does have such owners, reports information relating to them. A Fund may disclose the information that it receives from its shareholders to the IRS, non-U.S. taxing authorities or other parties as necessary to comply with FATCA. Withholding also may be required if a foreign entity that is a shareholder of a Fund fails to provide the Fund with appropriate certifications or other documentation concerning its status under FATCA.

MANAGEMENT AND OTHER SERVICE PROVIDERS

This section of the SAI provides information about the persons who serve as Trustees and officers to the Trust and Funds, respectively, as well as the entities that provide services to the Funds.

Trustees and Officers

The Trustees are responsible for the management and supervision of the Funds. The Trustees set broad policies for the Funds and choose the Funds’ officers. The Trustees also approve all significant agreements between the Trust, on behalf of the Funds, and those companies that furnish services to the Funds; review performance of the Advisor and Funds; and oversee activities of the Funds. Generally, each Trustee and officer serves an indefinite term or until certain circumstances such as their resignation, death, or otherwise as specified in the Trust’s organizational documents. Any Trustee may be removed at a meeting of shareholders by a vote meeting the requirements of the Trust’s organizational documents. The following chart shows information for each Trustee, including the Trustees who are not “interested persons” as defined in the 1940 Act (“Independent Trustees”) and the Trustees who are “interested persons” as defined in the 1940 Act (“Interested Trustees”), as well as each officer of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. The address of each Trustee and officer, unless otherwise indicated, is 1201 N. Calvert Street, Baltimore, Maryland 21202. In regard to each Trustee, the Board considered, among other factors, the experience and qualifications of the individuals as described below in reaching a conclusion to have the Trustees serve on the Board.

Trustee Qualifications. Generally, no one factor was decisive in the original selection of an individual to join the Board. Among the factors the Board considered when concluding that an individual should serve on the Board were the following (1) the individual’s business and professional experience and accomplishments; (2) the individual’s ability to work effectively with the other members of the Board; and (3) how the individual’s skills, experience and attributes would contribute to an appropriate mix of relevant skills and experience on the Board. In respect of each Trustee, the individual’s substantial professional accomplishments and prior experience, including, in some cases, in fields related to the operations of the Trust, were a significant factor in the determination that the individual should serve as a Trustee of the Trust. In addition to the information provided above, below is a summary of the specific experience, qualifications, attributes or skills of each Trustee and the reason why he was selected to serve as Trustee.

James H. Speed, Jr. – Mr. Speed also has experience as an investor, as trustee of several other investment companies, and business experience as President and CEO of an insurance company and as President of a company in the business of consulting and private investing.

Keith A. Lee – Mr. Lee has experience as an investor, serving for more than 25 years as a portfolio manager/analyst, and business experience as a President and COO and Chairman of the Management Committee of an investment management company.

Louis G. Hutt, Jr. – Mr. Hutt is a certified public accountant and an attorney with extensive experience in financial accounting, auditing, law and business management. His practice concentration areas include regulatory compliance, business compliance, business planning law, tax controversies and management advisory services. Mr. Hutt received an undergraduate degree in Business Administration from Washington University in St. Louis and a Juris Doctor from the University of Maryland School of Law.

Claude Z. Demby – Mr. Demby has extensive business and management experience as a President and CEO of an international group of manufacturing businesses. He also has a background in engineering and production and has experience serving on the boards of a local hospital and chamber of commerce.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Independent Trustees
James H. Speed, Jr., 65	Trustee, Chairman	Since September 2002	President and CEO of NC Mutual Insurance Company (insurance company) from May 2003 to December 2015; President of Speed Financial Group, Inc. (consulting/private investments) from March 2000 to April 2003.	4	Independent Trustee of the following: Starboard Investment Trust for its 17 series; Hillman Capital Management Investment Trust for its one series; Chesapeake Investment Trust for its one series; WST Investment Trust for its two series; and Centaur Mutual Funds for its one series (all registered investment companies). Member of Board of Directors of M&F Bancorp and Investors Title Company.
Louis G. Hutt, Jr., 63	Trustee	Since October 2014	Managing Member of The Hutt Co., LLC (certified public accountants) from 1983 to present; Managing Member of The Hutt Law Firm (from 1983 to present).	4	Member of Board of Trustees and Chair of Audit Committee of Washington University, St. Louis.

Name, Age, And Address	Position(s) Held with Fund/Trust	Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Claude Z. Demby, 53	Trustee	Since October 2014	Senior Vice President of Strategy and Business Development Cree since 2017 to present; Vice President and General Manager of Semi-Conductor Materials at Cree Inc. from 2014 to 2017; President and CEO of Noël Group (international group of manufacturing businesses) from 2008 to 2014.	4	Member of the Board, Federal Reserve Bank of Richmond-Charlotte Branch; Director, Valour Academy Schools.
Interested Trustees*
Keith A. Lee, 58	Trustee; President and Principal Executive Officer, the Funds	Trustee since June 2002; President since 2011; Principal Executive Officer since 2002	President and COO/Senior Portfolio Manager of Brown Capital Management, LLC (advisor of the Funds); previously Managing Director/Senior Portfolio Manager of Brown Capital Management, LLC;	4	None
* Basis of Interestedness: Mr. Lee is an Interested Trustee because he is an officer of Brown Capital Management, LLC, the advisor of the Funds.
Other Officers
Robert Young, 48	Vice President	Since 2011	Managing Director/Head of Marketing & Client Service, Brown Capital Management, LLC, April 1999 to present.	n/a	n/a
John H. Lively, 49	Secretary	Since 2011	Attorney, Practus, LLP (law firm) May 2017 to present; Attorney, The Law Offices of John H. Lively & Associates, Inc. (law firm), March 2010 to 2017:	n/a	n/a
Cecil Flamer, 71	Treasurer, and Principal Financial Officer	Since 2011	Senior Vice President, Treasurer and Chief Administrative Officer, Brown Capital Management, LLC, July 2004 to present.	n/a	n/a
Julian G. Winters, 50	Chief Compliance Officer	Since 2004	Managing Member of Watermark Solutions, LLC (investment compliance and consulting) since March 2007.	n/a	n/a

The Board’s Role in Risk Oversight. The Board of Trustees has considered the overall leadership structure of the Trust and has established committees designed to facilitate the governance of the Trust by the Trustees generally and the Board’s role with respect to risk oversight specifically. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance matters. The Board of Trustees also has frequent interaction with the service providers and Chief Compliance Officer of the Trust (the “CCO”) with respect to risk oversight matters. The Trust’s CCO reports directly to the Board generally with respect to the CCO’s role in managing the compliance risks of the Trust. The CCO may also report directly to a particular committee of the Board depending on the subject matter. The Trust’s principal financial officer reports to the Audit Committee of the Board on all financial matters affecting the Trust, including risks associated with financial reporting. Through the committee structure, the Trustees also interact with other officers and service providers of the Trust to monitor risks related to the Trust’s operations. The Trust has determined that its leadership structure is appropriate based on the size of the Trust, the Board of Trustees’ current responsibilities, each Trustee’s ability to participate in the oversight of the Trust and committee transparency.

Trustee Standing Committees. The Trust’s committees are responsible for certain aspects of risk oversight relating to financial statements, the valuation of the Trust’s assets, and compliance and governance matters. The Board of Trustees currently has established the following standing committees:

Audit Committee: The Independent Trustees are the current members of the Audit Committee. The Audit Committee oversees the Funds’ accounting and financial reporting policies and practices, its internal controls, reviews the results of the annual audits of the Funds’ financial statements, and appoints and interacts with the Funds’ independent auditors on behalf of all the Trustees. The Audit Committee operates pursuant to an Audit Committee Charter and meets periodically as necessary. The Audit Committee met twice during the Funds’ last fiscal year.

Governance and Nominating Committee: The Independent Trustees are the current members of the Governance and Nominating Committee. The Governance and Nominating Committee nominates, selects and appoints independent trustees to fill vacancies on the Board of Trustees and to stand for election at meetings of the shareholders of the Trust. The nomination of Independent Trustees is in the sole and exclusive discretion of the Governance and Nominating Committee and the Governance and Nominating Committee may consider nominees recommended by the Funds’ shareholders. The Governance and Nominating Committee also assists the Board of Trustees in adopting fund governance practices and meeting certain fund governance standards. The Governance and Nominating Committee operates pursuant to a Charter attached hereto as Appendix B and meets on at least an annual basis. The Governance and Nominating Committee meets only as necessary. Information on shareholder submission of trustee candidates is included in the Charter contained in Appendix B. The Governance and Nominating Committee met once during the Funds’ last fiscal year.

Proxy Voting Committee: The Independent Trustees are the current members of the Proxy Voting Committee. The Proxy Voting Committee will determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor, or principal underwriter, on the other hand. The Proxy Voting Committee will review the Trust’s Proxy Voting Policy and recommend any changes to the Board as it deems necessary or advisable. The Proxy Voting Committee will also decide if a Fund should participate in a class action settlement, if called upon by the Advisor, in cases where a class action settlement with respect to which a Fund is eligible to participate presents a conflict between the interests of the Fund’s shareholders, on the one hand, and those of the Advisor, on the other hand. The Proxy Voting Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Valuation Committee: The Valuation Committee of the Board of Trustees is comprised of three or more members, one of which may be an interested Trustee. The Valuation Committee is responsible for overseeing the implementation of the Trust’s pricing and valuation procedures and the activities of the Fair Value Pricing Committee. The Committee is responsible for reviewing and approving the Funds’ fair valuation determinations, if any. During the Funds’ last fiscal year, the Valuation Committee met once.

Qualified Legal Compliance Committee: The Independent Trustees are the current members of the Qualified Legal Compliance Committee. The Qualified Legal Compliance Committee receives, investigates, and makes recommendations as to appropriate remedial action in connection with any report of evidence of a material violation of securities laws or breach of fiduciary duty or similar violation by the Trust, its officers, Trustees, or agents. The Qualified Legal Compliance Committee meets only as necessary and did not meet during the Funds’ last fiscal year.

Beneficial Equity Ownership Information. The table below shows for each Trustee the amount of each Fund’s equity securities beneficially owned by such Trustee and the aggregate value of all investments in equity securities of the Trust complex as of a valuation date of December 31, 2017. The values are stated using the following ranges: A = none; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000 and; E = over $100,000.

Name of Trustee	Funds	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds Overseen or to be Overseen by Trustee in Family of Investment Companies
Independent Trustees
James H. Speed, Jr.	Small Company Fund	–
	International Equity Fund	–	A
	Mid Company Fund	–
	International Small Company Fund	–
Louis G. Hutt, Jr.	Small Company Fund	–
	International Equity Fund	–	A
	Mid Company Fund	–
	International Small Company Fund	–
Claude Z. Demby	Small Company Fund	–
	International Equity Fund	–	A
	Mid Company Fund	–
	International Small Company Fund	–
Interested Trustees
Keith A. Lee	Small Company Fund	E	E
	International Equity Fund	D
	Mid Company Fund	E
	International Small Company Fund	E

Ownership of Securities of Advisor, Distributor, or Related Entities. As of December 31, 2017, none of the Independent Trustees and/or their immediate family members own securities of the Advisor, Distributor, or any entity controlling, controlled by, or under common control with the Advisor or Distributor.

Compensation. Officers of the Trust, except the Chief Compliance Officer, and Trustees who are interested persons of the Trust will receive no salary or fees from the Trust. Prior to December 5, 2018, each Trustee who is not an “interested person” of the Trust received a $29,000 annual retainer and a $1,500 per meeting fee. Beginning December 5, 2018, each Trustee who is not an “interested person” of the Trust receives a $54,000 annual retainer and a $1,500 per meeting fee. All Trustees and officers are reimbursed for any out-of-pocket expenses incurred in connection with attendance at meetings. The following compensation table for the Trustees is based on figures for the fiscal year ended March 31, 2018. Each of the Trustees currently serves as a Trustee to the four series portfolios of the Trust.

Compensation Table

Name of Person, Position	Aggregate Compensation from each Fund	Pension or Retirement Benefits Accrued As Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Funds and Trust Paid to Trustees
James H. Speed, Jr., Independent Trustee	$10,748	None	None	$42,992
Louis G. Hutt, Jr. Independent Trustee	$9,298	None	None	$37,192
Claude Z. Demby, Independent Trustee	$9,082	None	None	$36,328
Keith A. Lee, Trustee	None	None	None	None

Codes of Ethics. The Trust, the Advisor and the Distributor each have adopted a code of ethics, as required by applicable law, which is designed to prevent affiliated persons of the Trust, Advisor and Distributor engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds of the Trust (which may also be held by persons subject to a code). The codes permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Funds. There can be no assurance that the codes will be effective in preventing such activities.

Anti-Money Laundering Program. The Trust has adopted an anti-money laundering program, as required by applicable law, that is designed to prevent the Funds from being used for money laundering or the financing of terrorist activities. The Trust’s Chief Compliance Officer is responsible for implementing and monitoring the operations and internal controls of the program. Compliance officers at certain of the Funds’ service providers are also responsible for monitoring the program. The anti-money laundering program is subject to the continuing oversight of the Trustees.

Proxy Voting Policies. To the extent that the Funds invest in voting securities, the Trust has adopted a proxy voting and disclosure policy that delegates to the Advisor the authority to vote proxies for the Funds, subject to oversight of the Trustees. A copy of the Trust’s Proxy Voting and Disclosure Policy and the Advisor’s Proxy Voting Policy are included as Appendix A to the SAI.

No later than August 31 of each year, the Funds must file Form N-PX with the SEC. Form N-PX states how an investment company voted proxies for the prior twelve-month period ended June 30. The Funds’ proxy voting records, as set forth in the most recent Form N-PX filing, are available upon request, without charge, by calling the Funds at 1-800-773-3863. This information is also available on the SEC’s website at http://www.sec.gov.

Principal Holders of Voting Securities. As of June 30, 2018, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Investor Shares of the Small Company Fund, less than 1% of the Investor Shares of the International Equity Fund, less than 1% of the Investor Shares of the Mid Company Fund, and less than 1% of the Investor Shares of the International Small Company Fund. On the same date, the Trustees and officers of the Trust as a group owned beneficially (i.e., directly or indirectly had voting and/or investment power) less than 1% of the Institutional Shares of the Small Company Fund, less than 1% of the Institutional Shares of the Mid Company Fund, less than 1% of the Institutional Shares of the International Equity Fund, and less than 1% of the Institutional Shares of the International Small Company Fund.

Additionally, as of June 30, 2018, the following shareholders owned of record more than 5% of the outstanding Investor Shares and Institutional Shares of the Funds. Except as provided below, no person is known by the Trust to be the beneficial owner of more than 5% of the outstanding Investor Shares or Institutional Shares of the Funds as of June 30, 2018.

SMALL COMPANY FUND Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co. Inc. Attn: Mutual Funds Dept SF215FMT-05 211 Main St San Francisco, CA 94105	9,670,221.195	43.59%[1]

TD Ameritrade Trust Company 200 S 108th St Omaha, NE 68154	1,719,368.947	7.75%

National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F boston, MA 02109	4,792,758.981	21.60%

SMALL COMPANY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	5,034,851.172	19.15%

National Financial Services, LLC 82 Devonshire St Mail Zone ZE7F Boston, MA 02109	4,716,938.469	17.94%

Pershing Advisor Solutions, LLC 1 Pershing Plaza Jersey City, NJ 07399	5,274,410.053	20.06%

Edward Jones & Co 201 Progress Pkwy Maryland Heights, MO 63043	3,375,961.665	12.84%

MID COMPANY FUND
Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

National Financial Services, LLC 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	360,088.882	49.81%[1]

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	84,270.667	11.66%

TD Ameritrade Trust Company 200 S. 108th Street Omaha, NE 68154	37,534.818	5.19%

SEI Trust 1 Freedom Valley Drive Oaks, PA 19456	156,048.872	21.58%

	MID COMPANY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	165,620.796	15.67%

Brown Capital Management, LLC ATTN: Donna Courtney 1201 N Calvert St. Baltimore, MD 21202	175,695.018	16.62%[2]

Brown Capital Management Money Purchase and Profit Sharing Trust Attn: Kim Malkowski 1201 N. Calvert St. Baltimore, MD 21202	188,883.312	17.87%

Brown Capital Management Employee Default	138,429.258	13.09%
Irrevocable Trust Agreement of Eddie Brown 11102 Old Carriage Rd, Glen Arm, MD 21057

Brown Capital Family Default Eddie C Brown 2012 Trust-Jennifer 9408 Gardenia Bend Dr San Antonio, TX 78266	69,015.19	6.53%

Brown Capital Family Default Eddie C Brown 2012 Trust-Tonya 9408 Gardenia Bend Dr San Antonio, TX 78266	71,202.354	6.73%

INTERNATIONAL EQUITY FUND Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

National Financial Services, Inc. 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	157,518.164	75.26%[1]

INTERNATIONAL EQUITY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Wells Fargo Bank Attn: Mutual Fund Fees P.O. Box 560067 Charlotte, NC 28256	490,995.72	18.87%

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	1,134,033.646	43.58%[1]

PNC Bank One PNC Plaza 249 5th Ave. Pittsburgh, PA 15222	410,725.403	15.79%

Brown Capital SMA Default Delaplaine 1989 Family Trust M&T Bank C/O Kila Mullikin 1800 Washington Blvd. Baltimore, MD 21230	130,403.304	5.01%

	INTERNATIONAL SMALL COMPANY FUND Investor Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

Charles Schwab & Co., Inc. Attn: Mutual Funds Dept. SF215FMT-05 211 Main St San Francisco, CA 94105	428,795.553	36.16%[1]

National Financial Services, Inc. 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	258,970.059	21.84%

TD Ameritrade Trust Company 200 S 108th Ave. Omaha, NE 68154	396,866.122	33.47%[1]

	INTERNATIONAL SMALL COMPANY FUND Institutional Class Shares

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent

PNC Bank One PNC Plaza 249 5th Street Pittsburgh, PA 15222	135,393.885	6.24%

SEI Trust 1 Freedom Valley Drive Oaks, PA 19456	459,338.029	21.16%

Mid Atlantic Capital Corp. 1251 Waterfront Pl., Ste. 510 Pittsburgh, PA 15222	333,510.266	15.36%

National Financial Services, Inc. 82 Devonshire St. Mail Zone ZE7F Boston, MA 02109	866,218.68	39.89%[1]

1.
Deemed a “control person” of the Fund as defined by applicable SEC regulations. Such control may affect the voting rights of other shareholders. For example, persons exercising control will have more ability to influence the outcome of matters submitted to shareholders to be voted upon.

2.	Controlled by Eddie C. Brown, CFA, CIC, a Trustee and control person of the Advisor.

Investment Advisor and Other Service Providers

Investment Advisor.

Brown Capital Management, LLC, Baltimore, Maryland, is a wholly-owned subsidiary of Brown Capital Management, Inc. The Advisor was originally organized in 1983 and converted to a Maryland limited liability company in 2011. In 2016, the principals of the Advisor put in place an employee stock option plan (“ESOP”) pursuant to which the interest of the Advisor were transferred from the principal owners of the Advisor to the ESOP.

Additional information about the Advisor’s duties and compensation is contained in the Prospectuses. The Advisor supervises the Funds’ investments pursuant to an investment advisory agreement (the “Advisory Agreement”). The Advisory Agreement is currently effective for a two-year period and will be renewed annually thereafter only so long as such renewal and continuance is specifically approved at least annually by the Trustees or by vote of a majority of the respective Fund’s outstanding voting securities, provided the continuance is also approved by a majority of the Trustees who are not parties to the Advisory Agreement or interested persons of any such party. The Advisory Agreement is terminable without penalty on 60-days’ notice by a Fund (by the Trustees or by vote of a majority of the outstanding voting securities of the Fund) or by the Advisor. The Advisory Agreement provides that it will terminate automatically in the event of its assignment.

The Advisor manages each Fund’s investments in accordance with the stated policies of the particular Fund, subject to the approval of the Trustees. The Advisor is responsible for investment decisions, and provides the Funds with portfolio managers who are authorized by the Trustees to execute purchases and sales of securities. The portfolio management teams for the Funds are listed in the Prospectus along with descriptions of their work experience.

Under the Advisory Agreement, the Advisor is not liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the performance of such agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor retains the right to use the name “Brown Capital Management” and “Brown Capital” in connection with another investment company or business enterprise with which the Advisor is or may become associated.

Compensation of the Advisor with regards to the Mid Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.75%, subject to an annual expense limitation equal to 0.90% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2016, the Advisor received $117,612 of its fees after waiving $177,320 of its fees and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2017, the Adviser received $0 of its fees after waiving $153,922 of its fee and reimbursing $14,056 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2018, the Advisor received $0 of its fees after waiving $148,620 of its fee and reimbursing $19,961 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2019.

Compensation of the Advisor with regards to the Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.25% of the average daily net assets of the Fund. For the fiscal years ended March 31, 2016, 2017 and 2018 the Advisor received its entire fee in the amounts of 26,339,276, $31,130,490, and $40,280,601 respectively. The current expense limitation is effective through July 31, 2019.

Compensation of the Advisor with regards to the International Equity Fund, based upon the Fund’s average daily net assets, is at the annual rate of 0.90% of the first $100 million of net assets and 0.75% of all net assets over $100 million, subject to an annual expense limitation equal to 1.00% of the average daily net assets of the Fund. For the fiscal year ended March 31, 2016, the Advisor received $26,105 of its fee after waiving $189,191 of its fee and reimbursing $0 of the Fund’s operating expenses for the fiscal year. For the fiscal year ended March 31, 2017, the Advisor received $97,109 of its fee after waiving $206,394 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2018, the Advisor received $140,980 of its fee after waiving $188,385 of its fee and reimbursing $0 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2019.

Compensation of the Advisor with regards to the International Small Company Fund, based upon the Fund’s average daily net assets, is at the annual rate of 1.00%, subject to an annual expense limitation equal to 1.15%. Prior to December 31, 2018, the expense cap for the International Small Company Fund had been set at 1.25%. For the period September 30, 2015 (commencement of operations) through March 31, 2016, the Advisor received $0 of its fees after waiving $11,855 of its fees and reimbursing $131,501 of the Fund’s operating expenses for the time period. For the fiscal year ended March 31, 2017, the Advisor received $0 of its fees after waiving $43,624 of its fees and reimbursing $242,672 of the Fund’s operating expenses for that fiscal year. For the fiscal year ended March 31, 2018, the Advisor received $0 of its fees after waiving $155,734 of its fees and reimbursing $137,867 of the Fund’s operating expenses for that fiscal year. The current expense limitation is effective through July 31, 2020.

Compensation of Portfolio Managers. The Advisor’s compensation program is structured to provide incentives for the retention of its investment talent, the development of the firm’s future leadership and the facilitation of equity transfer. The compensation package for portfolio managers is structured as a combination of base salary and bonus. Bonuses are typically based on the Advisor’s overall profitability, client outcomes, individual achievement and contribution to the firm. In considering individual achievement, the Advisor may, on a subjective basis, take into consideration the performance of the Fund to which the team is assigned relative to such Fund’s benchmark and peer group. Generally, such assessment would primarily consider the 3-5 year performance of such Fund – this factor is not mandatory criteria to be taken into consideration in determining whether a particular team/portfolio manager is eligible for a bonus. Future firm leaders also earn “member interest” in the Advisor enabling them to participate in the firm’s overall profitability and growth. Lastly, team members continue to participate in the Advisor’s employer directed and contributory Profit Sharing Plan which usually contributes the maximum allowed by the IRS. The Profit Sharing Plan assets are invested along-side client portfolios in the Advisor’s investment services. The Advisor feels that this mixture of factors that are taken into account in determining overall compensation encourages a long-term horizon for managing client assets.

Ownership of Fund Shares by Portfolio Managers. The table below shows the amount of Fund equity securities beneficially owned by each portfolio manager as of the end of the Fund’s fiscal year ended March 31, 2018 stated as one of the following ranges: A = None; B = $1-$10,000; C = $10,001-$50,000; D = $50,001-$100,000; E = $100,001-$500,000; F = $500,001-$1,000,000 and; G = over $1,000,000.

Name of Portfolio Manager	Fund	Dollar Range of Equity Securities in the Fund
Eddie C. Brown, CFA, CIC	Mid Company Fund	G
Maurice L. Haywood, CFA	International Equity Fund International Small Company Fund	E F
Walton D. Pearson	Mid Company Fund	E
Daman C. Blakeney	Small Company Fund	E
Keith A. Lee	Small Company Fund	E
Robert E. Hall	Small Company Fund	G
Kempton M. Ingersol	Small Company Fund	E
Damien L. Davis, CFA	Small Company Fund	C
Andrew J. Fones	Small Company Fund	E
Duncan J. Evered	International Equity Fund International Small Company Fund	E E
Kabir Goyal, CFA	International Equity Fund International Small Company Fund	E E

Other Accounts Managed by Portfolio Managers. In addition to the Funds, the portfolio managers are responsible for the day-to-day management of certain other accounts. The following table shows the number of, and total assets in, such other accounts as of the end of each Fund’s fiscal year ended March 31, 2018.

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Management Team	Number of Accounts	Total Assets**	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
Mid Company Team* Eddie C. Brown, CFA, CIC Walton D. Pearson	0	0	0	0	74	$95
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0
Small Company Team* Keith A. Lee Robert E. Hall Kempton M. Ingersol Damien L. Davis, CFA Andrew J. Fones Daman C. Blakeney	1	$262	0	0	30	$4,308
Accounts where advisory fee is based upon account performance	0	0	0	0	2	$141

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Management Team	Number of Accounts	Total Assets**	Number of Accounts	Total Assets	Number of Accounts	Total Assets**
International Equity Team* Maurice L. Haywood, CFA Duncan J. Evered Kabir Goyal, CFA	0	0	0	0	9	$1,141
Accounts where advisory fee is based upon account performance	0	0	0	0	1	$340
International Small Company Team* Maurice L. Haywood, CFA Duncan J. Evered Kabir Goyal, CFA	0	0	0	0	5	$128
Accounts where advisory fee is based upon account performance	0	0	0	0	0	0

* The information listed regarding these portfolio management teams applies jointly to all the portfolio managers on the team.
** In millions of dollars.

Portfolio Managers’ Conflicts of Interests. The portfolio managers’ management of “other accounts” may give rise to potential conflicts of interest in connection with their management of the Funds’ investments, on the one hand, and the investments of the other accounts, on the other. The other accounts include, for example, foundations, endowments, corporate pensions, and sub-advisory accounts (“Other Accounts”). The Other Accounts might have similar investment objectives as the Funds, be compared to the same index the Funds use for performance comparison or otherwise hold, purchase, or sell securities that are eligible to be held, purchased, or sold by the Funds. While the portfolio managers’ management of Other Accounts may give rise to potential conflicts of interest, the Advisor does not believe that the conflicts, if any, are material or, to the extent any such conflicts are material, the Advisor believes that it has designed policies and procedures that are designed to manage those conflicts in an appropriate way.

Knowledge of the Timing and Size of Fund Trades: A potential conflict of interest may arise as a result of the portfolio managers’ day-to-day management of the Funds. The portfolio managers know the size and timing of trades for the Funds and the Other Accounts, and may be able to predict the market impact of Fund trades. It is theoretically possible that the portfolio managers could use this information to the advantage of Other Accounts they manage and to the possible detriment of the Funds, or vice versa. The Advisor has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time.

Investment Opportunities: The Advisor provides investment supervisory services for a number of investment products that have varying investment guidelines. The same portfolio management team works across all investment products. For some of these investment strategies, the Advisor may be compensated based on the performance of the account. These incentive compensation structures may create a conflict of interest for the Advisor with regard to other client accounts where the Advisor is paid based on a percentage of assets in that the Advisor may have an incentive to allocate the investment ideas opportunities that it believes might be the most profitable to the client accounts where they might share in investment gains. The Advisor has implemented policies and procedures in an attempt to ensure that investment opportunities are allocated in a manner that is fair and appropriate to the various investment strategies based on the firm’s investment strategy guidelines and individual client investment guidelines. When an investment opportunity is deemed appropriate for more than one strategy, allocations are generally made on a pro-rata basis.

Transfer Agent and Administrator. ALPS Fund Services, Inc. (hereinafter “AFS”, “Administrator” and “Transfer Agent”), whose principal business address is 1290 Broadway, Suite 1100, Denver, CO 80203, acts as the Funds’ administrator, transfer agent and dividend disbursing agent pursuant to a Transfer Agency and Services Agreement and an

Administrative Agreement. The Agreements each have an initial term of three years and automatically renew for successive one-year terms. As Administrator, AFS performs corporate secretarial, treasury, and blue sky services and acts as fund accounting agent for each Fund. For its services as Administrator, the Trust pays AFS an annual minimum of $281,000 in addition to out of pocket expenses. For the fiscal year ended March 31, 2016, AFS received $7,511 from the Mid Company Fund, $297,785 from the Small Company Fund, $10,120 from the International Equity Fund, and $48,252 for the International Small Company Fund (from the period September 30, 2015 (commencement of operations) through March 31, 2016) for administrative services. For the fiscal year ended March 31, 2017, AFS received $5,728 from the Mid Company Fund, $302,013 from the Small Company Fund, $11,529 from the International Equity Fund, and $98,414 from the International Small Company Fund. For the fiscal year ended March 31, 2018, AFS received $4,917 from the Mid Company Fund, $312,119 from the Small Company Fund, $10,674 from the International Equity Fund, and $101,005 from the International Small Company Fund for administrative services.

For its services as Transfer Agent, the Trust pays AFS an annual base fee of $30,000 per portfolio plus open account fees and out of pocket expenses. For the fiscal year ended March 31, 2016, AFS received $45,611, $471,385, and $35,111, respectively from the Mid Company Fund, Small Company Fund and International Equity Fund for transfer agency services. For the period September 30, 2015 (commencement of operations) through March 31, 2016, AFS received $16,132 from the International Small Company Fund for transfer agency services. For the fiscal year ended March 31, 2017, AFS received $40,726, $573,569, $37,681 and $35,930, respectively from the Mid Company Fund, Small Company Fund, International Equity Fund, and International Small Company Fund. For the fiscal year ended March 31, 2018, AFS received $39,644, $674,165, $37,852 and $38,006, respectively from the Mid Company Fund, Small Company Fund, International Equity Fund, and International Small Company Fund.

Distributor. ALPS Distributors, Inc. (the “Distributor”) serves as the distributor to the Funds. Shares of the Funds are distributed pursuant to a Distribution Agreement, dated on or about July 11, 2011 (the “Distribution Agreement”), between the Trust and the Distributor, located at 1290 Broadway, Suite1100, Denver, CO 80203. The Distribution Agreement requires the Distributor to solicit orders for the sale of shares and to undertake such advertising and promotion as the Distributor believes reasonable in connection with such solicitation. The Trust and the Distributor have agreed to indemnify each other against certain liabilities. The Trust pays no fee to the Distributor under the Distribution Agreement. The Distribution Agreement will remain in effect for two years and from year to year thereafter only if its continuance is approved annually by a majority of the Board of Trustees who are not parties to such agreement or “interested persons” of any such party and must be approved either by votes of a majority of the Trustees or a majority of the outstanding voting securities of the Funds. The Distribution Agreement may be terminated by either party on at least 60 days’ written notice and will terminate automatically in the event of its assignment (as defined in the 1940 Act).

Custodian. MUFG Union Bank, N.A., 350 California Street, 6th Floor, San Francisco, California, 94104, serves as custodian for each Fund’s assets. The custodian acts as the depository for each Fund, safekeeps its portfolio securities, collects all income and other payments with respect to portfolio securities, disburses monies at a Fund’s request, and maintains records in connection with its duties as custodian. For its services, the custodian is entitled to receive a monthly fee based on the average net assets of each Fund plus additional out-of-pocket and transaction expenses as incurred by each Fund. The custodian’s compensation is subject to a minimum annual amount per fund of $5,000 for the Mid Company Fund and Small Company Fund and $10,000 for the International Equity Fund and International Small Company Fund.

Independent Registered Public Accounting Firm. The Trustees have selected the firm BBD, LLP, 1835 Market Street, 3rd Floor, Philadelphia, Pennsylvania 19103, to serve as the independent registered public accounting firm for the Funds, audit the annual financial statements of the Funds, and prepare the Funds’ federal and state tax returns. A copy of the most recent annual report of each of the Funds will accompany this SAI whenever it is requested by a shareholder or prospective investor.

Legal Counsel. Practus, LLP, 11300 Tomahawk Creek Parkway, Ste. 310, Leawood, Kansas 66211, serves as legal counsel to the Trust and the Funds.

Independent Legal Counsel. The Law Offices of Morris N. Simkin, 60 E. 42nd Street, Suite 1101, New York, New York 10165, serves as independent legal counsel to the Independent Trustees of the Trust.

DISTRIBUTION PLAN

The Funds have adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 of the 1940 Act with respect to the Investor Shares of the Funds. As required by Rule 12b-1, the Plan (together with the Distribution Agreement) have been approved by the Trustees and separately by a majority of the Trustees who are not interested persons of the Trust and who have no direct or indirect financial interest in the operation of the Plans and the Distribution Agreement. Potential benefits of the Plan to the Funds include improved shareholder services, savings to the Funds in transfer agency costs, savings to the Funds in advisory fees and other expenses, benefits to the investment process through growth and stability of assets, and maintenance of a financially healthy management organization. The continuation of the Plan must be considered by the Trustees annually.

Under the Plan, the Mid Company Fund, International Equity Fund, International Small Company Fund, and Small Company Fund may expend up to 0.25%, 0.25%, 0.25% and 0.20%, respectively, of the Investor Shares of each of the Funds average daily net assets annually to finance any activity primarily intended to result in the sale of shares of the Funds and the servicing of shareholder accounts, provided the Trustees have approved the category of expenses for which payment is being made. Such expenditures, paid as service fees to any person who sells the Funds’ shares, may not exceed 0.25%, 0.25%, 0.25% and 0.20%, respectively, of the Funds’ average annual net asset value. Institutional Shares are sold without the imposition of a 12b-1 fee.

The Plan is a type of plan known as a “compensation” plan because payments are made for services rendered to the Fund with respect to Fund shares regardless of the level of expenditures made by each Fund’s distributor. The Trustees will, however, take into account such expenditures for purposes of reviewing operations under the Plan and considering the annual renewal of the Plan. The Distributor has indicated that it expects its expenditures to include, without limitation: (i) the printing and mailing to prospective investors of Fund prospectuses, statements of additional information, any supplements thereto, and shareholder reports; (ii) those relating to the development, preparation, printing, and mailing of advertisements, sales literature, and other promotional materials describing and/or relating to shares of the Funds; (iii) holding seminars and sales meetings designed to promote the distribution of the Funds’ shares; (iv) obtaining information and providing explanations to wholesale and retail distributors of the Funds’ investment objectives and policies and other information about the Funds; (v) training sales personnel regarding the shares of the Funds; and (vi) financing any other activity that the Distributor determines is primarily intended to result in the sale of shares of the Fund. The Funds’ Distributor may also use a portion of the 12b-1 fees received to provide compensation to financial intermediaries and third-party broker-dealers for their services in connection with the sale of Fund shares.

     For the fiscal year ended March 31, 2018, the following Rule 12b-1 payments were made under the Plan:

	Mid Company Fund	Small Company Fund	International Equity Fund	International Small Company Fund

Advertising	$0	$0	$0	$0

Printing and Mailing of Prospectuses to other than current shareholders	$0	$0	$0	$0

Compensation to Underwriters	$0	$0	$0	$0

Compensation to Broker- Dealers	$20,790	$4,148,912	$7,734	$3,647

Other	$0	$0	$0	$0

Total	$20,790	$4,148,912	$7,734	$3,647

SPECIAL SHAREHOLDER SERVICES

Each Fund offers the following shareholder services:

Regular Account. The regular account allows for voluntary investments to be made at any time. Available to individuals, custodians, corporations, trusts, estates, corporate retirement plans and others, investors are free to make additions and withdrawals to or from their account. When an investor makes an initial investment in the Fund, a shareholder account is opened in accordance with the investor’s registration instructions. Each time there is a transaction in a shareholder account, such as an additional investment or the reinvestment of a dividend or distribution, the shareholder will receive a confirmation statement showing the current transaction and all prior transactions in the shareholder account during the calendar year-to-date, along with a summary of the status of the account as of the transaction date. As stated in the Prospectuses, share certificates normally are generally not issued.

Automatic Investment Plan. The automatic investment plan enables shareholders to make regular monthly or quarterly investment in shares through automatic charges to their checking account. With shareholder authorization and bank approval, the Funds will automatically charge the checking account for the amount specified ($100 minimum) which will be automatically invested in shares at the public offering price on or about the 21st day of the month. The shareholder may change the amount of the investment or discontinue the plan at any time by writing to the Funds.

Systematic Withdrawal Plan. Shareholders owning shares with a value of $10,000 or more may establish a systematic withdrawal plan. A shareholder may receive monthly or quarterly payments, in amounts of not less than $100 per payment, by authorizing the Funds to redeem the necessary number of shares periodically (each month, or quarterly in the months of March, June, September and December) in order to make the payments requested. Each Fund has the capacity of electronically depositing the proceeds of the systematic withdrawal directly to the shareholder’s personal bank account ($5,000 minimum per bank wire). Instructions for establishing this service are included in the Fund Shares Application, enclosed in the Prospectuses, or available by calling the Funds. If the shareholder prefers to receive his systematic withdrawal proceeds in cash, or if such proceeds are less than the $5,000 minimum for a bank wire, checks will be made payable to the designated recipient and mailed within 7 days of the valuation date. If the designated recipient is other than the registered shareholder, the signature of each shareholder must be guaranteed on the application (see “Redeeming Your Shares – Signature Guarantees” in the Prospectuses). A corporation (or partnership) must also submit a “Corporate Resolution” (or “Certification of Partnership”) indicating the names, titles and required number of signatures authorized to act on its behalf. The application must be signed by (a) duly authorized officer(s) and the corporate seal affixed. No redemption fees are charged to shareholders under this plan. Costs in conjunction with the administration of the plan are borne by the Funds. Shareholders should be aware that such systematic withdrawals may deplete or use up entirely their initial investment and may result in realized long-term or short-term capital gains or losses. The systematic withdrawal plan may be terminated at any time by the Funds upon sixty days written notice or by a shareholder upon written notice to the Funds. Applications and further details may be obtained by calling the Funds at 1-877-892-4BCM (1-877-892-4226), or by writing to:

Brown Capital Management Mutual Funds
 [Name of fund and share class]
P.O. Box 1466
Denver, Colorado 80201

Purchases in Kind. Each Fund may accept securities in lieu of cash in payment for the purchase of shares in that fund. The acceptance of such securities is at the sole discretion of the Advisor based upon the suitability of the securities accepted for inclusion as a long term investment of the Fund, the marketability of such securities, and other factors which the Advisor may deem appropriate. If accepted, the securities will be valued using the same criteria and methods as described in “Investing In The Funds – Purchase And Redemption Price” in the Prospectuses.

Redemptions in Kind. The Funds do not intend, under normal circumstances, to redeem their securities by payment in kind. It is possible, however, that conditions may arise in the future, which would make it undesirable for the Funds to pay for all redemptions in cash. In such case, the Funds may make payment in readily marketable portfolio securities of the particular fund.

Securities delivered in payment of redemptions would be valued at the same value assigned to them in computing the Funds’ net asset value per share. Shareholders receiving them bear the market risks associated with the securities until they have been converted into cash and would incur brokerage costs when these securities are sold. An irrevocable election has been filed under Rule 18f-1 of the 1940 Act, wherein each of the Funds committed itself to pay redemptions in cash, rather than in kind, to any shareholder of record of that particular fund who redeems during any ninety-day period, the lesser of (a) $250,000 or (b) one percent (1%) of that fund’s net asset value at the beginning of such period.

Transfer of Registration. To transfer shares to another owner, send a written request to the applicable Fund at the address shown herein. Your request should include the following: (i) the Fund name and existing account registration; (ii) signature(s) of the registered owner(s) exactly as the signature(s) appear(s) on the account registration; (iii) the new account registration, address, social security or taxpayer identification number and how dividends and capital gains are to be distributed; (iv) signature guarantees (See the Prospectuses under the heading “Investing In The Funds – Signature Guarantees”); and (v) any additional documents which are required for transfer by corporations, administrators, executors, trustees, guardians, etc. If you have any questions about transferring shares, call or write the Funds.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trust maintains written policies and procedures regarding the disclosure of its portfolio holdings to ensure that disclosure of information about portfolio securities is in the best interests of the Funds’ shareholders and to avoid possible conflicts of interest. The Board reviews these policies and procedures as necessary and compliance will be periodically assessed by the Board in connection with a report from the Trust’s Chief Compliance Officer. In addition, the Board has reviewed and approved the list of entities described below that may receive portfolio holdings information prior to and more frequently than the public disclosure of such information (i.e., “non- standard disclosure”). The Board has also delegated authority to the officers of the Trust and Advisor to provide such information in certain circumstances as is described more fully below.

The Trust is required by the SEC to file its complete portfolio holdings schedule with the SEC on a quarterly basis. This schedule is filed with the Trust’s annual and semi-annual reports on Form N-CSR for the second and fourth fiscal quarters and on Form N-Q for the first and third fiscal quarters. The portfolio holdings information provided in these reports is as of the end of the respective quarter. Form N-CSR must be filed with the SEC no later than ten (10) calendar days after the Trust transmits its annual or semi-annual report to its shareholders. Form N-Q must be filed with the SEC no later than sixty (60) calendar days after the end of the applicable quarter. You may obtain a copy of these quarterly portfolio holdings reports by calling the Funds at 1-877-892-4BCM (1-877-892-4226). These reports are also available on the SEC’s website at www.sec.gov or may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC.

The officers of the Trust or the Advisor may, from time to time, provide additional portfolio holdings information, including lists of the ten largest holdings and the Funds’ complete portfolio holdings as of the end of each quarter. The Funds will generally make this information available to the public at www.browncapital.com within three business days of the end of each calendar quarter and such information will remain available until new information for the next calendar quarter is posted. The Funds may also send this information to shareholders of the Funds and to mutual fund analysts and rating and trading entities; provided that the Funds will not send this information to shareholders of the Funds or analysts and rating and trading entities until one day after such information has been publicly disclosed on the Funds’ website or as described below.

The Trust’s service providers which have contracted to provide services to the Trust and the Funds, including, for example, the custodian and the Administrator, and which require portfolio holdings information in order to perform those services, may receive non-standard disclosure. Non-standard disclosure of portfolio holdings information may also be provided to a third-party when the Trust has a legitimate business purpose for doing so. The Trust or Advisor has the following ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information:

1.     to the Trust’s auditors within sixty (60) days after the applicable fiscal period or other periods as necessary for use in providing audit opinions and other advice related to financial, regulatory, or tax reporting;

2.     to financial printers (V.G. Reed & Sons, PrintGrafix-a division of Sunbelt Graphic Systems, Inc., PrinterLink Communications Group, Inc., and Riverside Printing, Inc.) within sixty (60) days after the applicable fiscal period for the purpose of preparing Trust regulatory filings and mailings to Fund shareholders; and

3.     to the Administrator, Transfer Agent, Distributor, custodian, and legal counsel as identified in the Funds’ Prospectus and SAI, on a daily basis or as needed in connection with their providing services and oversight to the Trust.

The Trust’s service providers may also disclose non-public portfolio holdings information if such disclosure is required by applicable laws, rules, or regulations, or by regulatory authorities.

Additionally, the Advisor may establish ongoing arrangements with certain third parties to provide the Funds’ portfolio holdings information for which the Advisor determines that the Funds have a legitimate business purpose for doing so and the recipient is subject to a duty of confidentiality. These third parties may include:

1.	financial data processing companies that provide automated data scanning and monitoring services for the Funds;

2.	securities lending agents;

3.	research companies that allow the Advisor to perform attribution analysis for the Funds; and

4.	the Advisor’s proxy voting agent to assess and vote proxies on behalf of the Funds.

From time to time, employees of the Advisor may express their views orally or in writing on the Funds’ portfolio securities or may state that the Funds haves recently purchased or sold, or continues to own, one or more securities. The securities subject to these views and statements may be ones that were purchased or sold since a Funds’ most recent quarter-end and therefore may not be reflected on the list of the Funds’ most recent quarter-end portfolio holdings. These views and statements may be made to various persons, including members of the press, brokers and other financial intermediaries that sell shares of the Funds, shareholders in the Funds, persons considering investing in the Funds or representatives of such shareholders or potential shareholders, such as fiduciaries of a 401(k) plan or a trust and their advisers, and other entities for which the Advisor determines that the Funds have a legitimate business purpose for doing so. The nature and content of the views and statements provided to each of these persons may differ. From time to time, employees of the Advisor also may provide oral or written information (“portfolio commentary”) about the Funds, including, but not limited to, how the Funds’ investments are divided among various sectors, industries, countries, investment styles, and capitalization sizes, and among stocks, bonds, currencies and cash, security types, bond maturities, bond coupons, and bond credit quality ratings. This portfolio commentary may also include information on how these various weightings and factors contributed to Fund performance. The Advisor may also provide oral or written information (“statistical information”) about various financial characteristics of the Funds or their underlying portfolio securities including, but not limited to, alpha, beta, R-squared, coefficient of determination, duration, maturity, information ratio, sharpe ratio, earnings growth, payout ratio, price/book value, projected earnings growth, return on equity, standard deviation, tracking error, weighted average quality, market capitalization, percent debt to equity, price to cash flow, potential dividends, dividend yield or growth, default rate, portfolio turnover, and risk and style characteristics. This portfolio commentary and statistical information about the Funds may be based on the Funds’ portfolios as of the most recent quarter-end. The portfolio commentary and statistical information may be provided to various persons, including those described in the preceding paragraph. The nature and content of the information provided to each of these persons may differ.

Additionally, employees of the Advisor may disclose one or more of the portfolio securities of the Funds when purchasing and selling securities through broker-dealers, requesting bids on securities, obtaining price quotations on securities, or in connection with litigation involving the Funds’ portfolio securities. The Advisor does not always enter into formal non-disclosure or confidentiality agreements in connection with these situations; however, the Funds would not continue to conduct business with a person who the Advisor believed was misusing the disclosed information.

The Advisor may manage products sponsored by companies other than itself, including investment companies, offshore funds, and separate accounts. In many cases, these other products are managed in a similar fashion to the Funds and thus have similar portfolio holdings. The sponsors of these other products may disclose the portfolio holdings of their products at different times than the Advisor discloses portfolio holdings for the Funds.

The Trust and the Advisor currently have no other arrangements for the provision of non-standard disclosure to any party or shareholder. Other than the non-standard disclosure discussed above, if a third-party requests specific, current information regarding the Funds’ portfolio holdings, the Trust will refer the third-party to the latest regulatory filing.

All of the arrangements above are subject to the policies and procedures adopted by the Board to ensure such disclosure is for a legitimate business purpose and is in the best interests of the Trust and its shareholders. There may be instances where the interests of the Trust’s shareholders respecting the disclosure of information about portfolio holdings may conflict or appear to conflict with the interests of the Advisor, any principal underwriter for the Trust or an affiliated person of the Trust

(including such affiliated person’s investment adviser or principal underwriter). In such situations, the conflict must be disclosed to the Board.

Affiliated persons of the Trust who receive non-standard disclosure are subject to restrictions and limitations on the use and handling of such information, including requirements to maintain the confidentiality of such information, pre-clear securities trades, and report securities transactions activity, as applicable.

Neither the Trust nor the Advisor or any affiliate thereof receives compensation or other consideration in connection with the non-standard disclosure of information about portfolio securities other than benefits that may result to the Funds and their shareholders from providing such information.

FINANCIAL STATEMENTS

The audited financial statements of each of the Funds for the fiscal year ended March 31, 2018, including the financial highlights appearing in the Annual Reports to shareholders, are incorporated by reference and made a part of this document.

APPENDIX A – PROXY VOTING POLICIES

     The following proxy voting policies are provided:

(1)	the Trust’s Proxy Voting and Disclosure Policy and
(2)	the Advisor’s Proxy Voting Policy.

BROWN CAPITAL MANAGEMENT MUTUAL FUNDS

PROXY VOTING AND DISCLOSURE POLICY

I.	Introduction

Effective April 14, 2003, the Securities and Exchange Commission (“SEC”) adopted rule and form amendments under the Securities Act of 1933, the Securities Exchange Act of 1934, and the Investment Company Act of 1940 (“Investment Company Act”) to require registered management investment companies to provide disclosure about how they vote proxies for their portfolio securities (collectively, the rule and form amendments are referred to herein as the “IC Amendments”).

The IC Amendments require that the Brown Capital Management Mutual Funds (“Trust”) and each of its series of shares (individually a “Fund” and collectively “Funds”) disclose the policies and procedures used to determine how to vote proxies for portfolio securities. The IC Amendments also require the Funds to file with the SEC and to make available to their shareholders the specific proxy votes cast for portfolio securities.

This Proxy Voting and Disclosure Policy (“Policy”) is designed to ensure that the Funds comply with the requirements of the IC Amendments, and otherwise fulfills their obligations with respect to proxy voting, disclosure, and recordkeeping. The overall goal is to ensure that each Fund’s proxy voting is managed in an effort to act in the best interests of its shareholders. While decisions about how to vote must be determined on a case-by-case basis, proxy voting decisions will be made considering these guidelines and following the procedures recited herein.

II.	Specific Proxy Voting Policies and Procedures

	A.	General

The Trust’s Board of Trustees (“Board”) believes that the voting of proxies is an important part of portfolio management as it represents an opportunity for shareholders to make their voices heard and to influence the direction of a company. The Trust and the Funds are committed to voting corporate proxies in the manner that best serves the interests of the Funds’ shareholders.

	B.	Delegation to Fund’s Advisor

The Board believes that each Fund’s investment advisor (“Advisor”) is in the best position to make individual voting decisions for such Fund consistent with this Policy. Therefore, subject to the oversight of the Board, each Advisor is hereby delegated the following duties with respect to each Fund for which the Advisor serves as investment advisor:

	(1)	to make the proxy voting decisions for the Fund; and
	(2)	to assist the Fund in disclosing the Fund’s proxy voting record as required by Rule 30b1-4 under the Investment Company Act, including providing the following information for each matter with respect to which the Fund was entitled to vote: (a) information identifying the matter voted on; (b) whether the matter was proposed by the issuer or by a security holder; (c) whether and how the Fund cast its vote; and (d) whether the Fund cast its vote for or against management.

The Board, including a majority of the independent trustees of the Board, must approve the Advisor’s Proxy Voting and Disclosure Policy (“Advisor’s Voting Policy”) as it relates to each Fund for which the Advisor serves as investment advisor. The Board must also approve any material changes to the Advisor’s Voting Policy no later than four (4) months after adoption by Advisor.

	C.	Conflicts

In cases where a matter with respect to which a Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand, the Fund shall always vote in the best interest of the Fund’s shareholders. For purposes of this Policy, a vote shall be considered in the best interest of the Fund’s shareholders (i) when a vote is cast consistent with a specific voting policy as set forth in the Fund’s Advisor’s Voting Policy, provided such specific voting policy was approved by the Board or (ii) when a vote is cast consistent with the decision of the Trust’s Proxy Voting Committee (as defined below). In addition, provided the Fund’s Advisor is not affiliated with the Fund’s principal underwriter or an affiliated person of the principal underwriter and neither the Fund’s principal underwriter nor an affiliated person of the principal underwriter has influenced the Advisor with respect to a matter to which the Fund is entitled to vote, a vote by the Advisor shall not be considered a conflict between the Fund’s shareholders and the Fund’s principal underwriter or affiliated person of the principal underwriter.

III.	Fund Disclosure

	A.	Disclosure of Fund Policies and Procedures With Respect to Voting Proxies Relating to Portfolio Securities

Beginning with a Fund’s next annual update to its Statement of Additional Information (“SAI”) on Form N-1A after July 1, 2003, the Fund shall disclose this Policy, or a description of the policies and procedures of this Policy, to its shareholders. The Fund will notify shareholders in the SAI and the Fund’s shareholder reports that a description of this Policy is available upon request, without charge, by calling a specified toll-free telephone number, by reviewing the Fund’s website, if applicable, and by reviewing filings available on the SEC’s website at http://www.sec.gov. The Fund will send this description of the Fund’s Policy within three business days of receipt of any shareholder request, by first-class mail or other means designed to ensure equally prompt delivery.

	B.	Disclosure of the Fund’s Complete Proxy Voting Record

In accordance with Rule 30b1-4 of the Investment Company Act, beginning after June 30, 2004, each Fund shall disclose to its shareholders on Form N-PX the Fund’s complete proxy voting record for the twelve month period ended June 30 by no later than August 31 of each year.

Each Fund shall disclose the following information on Form N-PX for each matter relating to a portfolio security considered at any shareholder meeting held during the period covered by the report and with respect to which to the Fund was entitled to vote:

	(1)	The name of the issuer of the portfolio security;
	(2)	The exchange ticker symbol of the portfolio security (if available through reasonably practicable means);
	(3)	The Council on Uniform Security Identification Procedures (“CUSIP”) number for the portfolio security (if available through reasonably practicable means);
	(4)	The shareholder meeting date;
	(5)	A brief identification of the matter voted on;
	(6)	Whether the matter was proposed by the issuer or by a security holder;
	(7)	Whether the Fund cast its vote on the matter;
	(8)	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and
	(9)	Whether the Fund cast its vote for or against management.

Each Fund shall make its proxy voting record available to shareholders either upon request or by making available an electronic version on or through the Fund’s website, if applicable. If the Fund discloses its proxy voting record on or through its website, the Fund shall post the information disclosed in the Fund’s most recently filed report on Form N-PX on the website beginning the same day it files such information with the SEC.

Each Fund shall also include in its annual reports, semi-annual reports and SAI a statement that information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve-month period ended June 30 is available (1) without charge upon request, by calling a specified toll-free (or collect) telephone number, or (if applicable) on or through the Fund’s website at a specified Internet address; and (2) on the SEC’s website. If the Fund discloses that its proxy voting record is available by calling a toll-free (or collect) telephone number, it shall send the information disclosed in the Fund’s most recently filed report on Form N-PX within three business days of receipt of a request for this information, by first-class mail or other means designed to ensure equally prompt delivery.

IV.	Recordkeeping

The Trust shall keep the following records for a period of at least five years, the first two in an easily accessible place:

	(1)	A copy of this Policy;
	(2)	Proxy statements received regarding each Fund’s securities;
	(3)	Records of votes cast on behalf of each Fund; and
	(4)	A record of each shareholder request for proxy voting information and the Fund’s response, including the date of the request, the name of the shareholder, and the date of the response.

The foregoing records may be kept as part of the Advisor’s records.

A Fund may rely on proxy statements filed on the SEC EDGAR system instead of keeping its own copies, and may rely on proxy statements and records of proxy votes cast by the Fund’s Advisor that are maintained with a third party such as a proxy voting service, provided that an undertaking is obtained from the third party to provide a copy of the documents promptly upon request.

V.	Proxy Voting Committee

	A.	General

The proxy voting committee (“Proxy Voting Committee”) of the Trust shall be composed entirely of independent trustees of the Board and may be comprised of one or more such independent trustees as the Board may, from time to time, decide. The purpose of the Proxy Voting Committee shall be to determine how a Fund should cast its vote, if called upon by the Board or the Advisor, when a matter with respect to which the Fund is entitled to vote presents a conflict between the interest of the Fund’s shareholders, on the one hand, and those of the Fund’s Advisor, principal underwriter, or an affiliated person of the Fund, its Advisor or principal underwriter, on the other hand.

	B.	Powers and Methods of Operation

The Proxy Voting Committee shall have all the powers necessary to fulfill its purpose as set forth above and shall have such other powers and perform such other duties as the Board may, from time to time, grant and/or assign the Proxy Voting Committee. The Proxy Voting Committee shall meet at such times and places as the Proxy Voting Committee or the Board may, from time to time, determine. The act of a majority of the members of the Proxy Voting Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the Proxy Voting Committee. The Proxy Voting Committee shall have the authority to utilize Trust counsel at the expense of the Trust if necessary. The Proxy Voting Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records. The Proxy Voting Committee shall review this Policy and recommend any changes to the Board as it deems necessary or advisable.

VI.	Other

This Policy may be amended, from time to time, as determined by the Board.

Adopted as of this 14th day of July 2011.

Brown Capital Management

PROXY VOTING POLICY
12/31/17

Policy

Where contractually obligated, Brown Capital Management, LLC, (BCM) as a matter of policy and as a fiduciary to our clients, has responsibility for voting proxies for portfolio securities consistent with the best economic interests of the clients. Proxies are voted on a best efforts basis. Our firm maintains written policies and procedures as to the handling, research, voting and reporting of proxy voting and makes appropriate disclosures about our firm’s proxy policies and practices. Our policy and practice includes the responsibility to monitor corporate actions, receive and vote client proxies and disclose any potential conflicts of interest as well as making information available to clients about the voting of proxies for their portfolio securities and maintaining relevant and required records.

In order to facilitate this proxy voting process, BCM utilizes Glass Lewis & Co. a recognized leader in proxy voting and corporate governance areas to assist in the due diligence process related to making appropriate proxy voting decisions related to client accounts. The BCM operations team monitors corporate actions and investment staff through information received from Advent’s corporate actions module or custodian banks. Clients with separately managed accounts may request a copy of this policy or how proxies relating to their securities were voted by contacting BCM directly. Investors in the Brown Capital Management Family of Funds (individually “Fund” or collectively “Funds”) may request a copy of this policy or the Fund’s proxy voting record upon request, without charge, by calling Alps Fund Services at 1-800-773-3863, by reviewing the Fund’s website, if applicable, or by reviewing filings available on the SEC’s website at www.sec.gov.

Glass Lewis & Co.

Glass Lewis & Co. is a leading research and professional services firm assisting institutions globally that have investment, financial or reputational exposure to public companies. The firm provides research and analysis that specializes in providing a variety of fiduciary level proxy related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. BCM subscribes to the Glass Lewis Standard Voting Policy. These services, provided to BCM, include in-depth research, analysis, and voting recommendations. Members of BCM’s investment staff individually determine how each proxy ballot will be voted. Glass Lewis’s research, analysis, and voting recommendations are used as a guideline only. When specifically directed by a client with a separately managed account, BCM will vote as requested.

Background

Proxy voting is an important right of shareholders and reasonable care and diligence must be undertaken to ensure that such rights are properly and timely exercised. Investment advisers registered with the SEC, and which exercise voting authority with respect to client securities, are required by Rule 206(4)-6 of the Advisers Act to (a) adopt and implement written policies and procedures that are reasonably designed to ensure that client securities are voted in the best interests of clients, which must include how an adviser addresses material conflicts that may arise between an adviser’s interests and those of its clients; (b) to disclose to clients how they may obtain information from the adviser with respect to the voting of proxies for their securities; (c) to describe to clients a summary of its proxy voting policies and procedures and, upon request, furnish a copy to its clients; and (d) maintain certain records relating to the adviser’s proxy voting activities when the adviser does have proxy voting authority.

Responsibility

The Chief Compliance Officer (CCO) and Director of Portfolio & Mutual Fund Operations (DPMFA) have the responsibility for creating, amending and monitoring our proxy voting policy. The proxy voting coordinator is responsible for implementing the proxy procedures, practices and recordkeeping.

Procedure

BCM has adopted procedures to implement the firm’s policy and reviews to monitor and ensure the firm’s policy is observed, implemented properly and amended or updated, as appropriate, which are as follows:

1.	Voting Procedures

The BCM administrative staff coordinates the physical voting process and recordkeeping of votes at both the broader company and individual account levels through the Glass Lewis & Co.’s View Point system.

The proxy coordinator or designee follows the following process in voting proxies on a daily basis:

	a.	Sends holdings to Glass Lewis for all accounts in the proxy group,

	b.	Obtains and prints pending proxy ballots from Glass Lewis website,

	c.	Performs a reconciliation of Glass Lewis ballots against BCM accounting records to ensure a ballot exists for each eligible client,

	d.	Contacts Glass Lewis to research missing ballots and/or the custodian bank,

	e.	Ungroups any terminated clients from ballot to insure accurate voting,

	f.	Distributes pending ballots to designated Portfolio Managers (PMs) for voting,

	g.	Votes ballots on-line according to designated PMs instructions,

	h.	Generates voted ballot report along with all backup materials, reviews and scans to the System,

	i.	Maintains a current list of active accounts for proxy voting based on email notification from portfolio administrators of new and terminated clients.

	j.	Notifies Glass Lewis and the custodian bank of all client changes and new clients to ensure accuracy of client lists.

k.	Completes the Missing Ballot Form for proxies that are not voted for clients, submits for approval to CCO or designee, and maintains in a missing ballot folder. Submits copy to the CCO or designee.

Portfolio Managers

a.
PMs vote the proxy, sign the ballot and make any notes that would reflect votes against management/Glass Lewis and returns to proxy coordinator. Proxy review form for specific clients should be checked and signed by Portfolio Manager.

Reporting

a.	Glass Lewis provides quarterly detailed voted ballots. These reports are sent to clients as requested or upon contractual agreement.

b.	Proxy coordinator shall distribute appropriate proxy voting reports to portfolio administrators upon request.

Monitoring

a.	The CCO reviews all ballots to ensure proper voting.

Policies Prohibiting Voting of Proxies

BCM attempts to vote all proxies for clients where voting authority has been granted BCM by the client. However, in some circumstances BCM may not vote some proxies:

a.	Shares in a stock loan program,

b.	Proxies for securities held in an unsupervised portion of a client’s account.

c.	Proxies that are subject to blocking restrictions,

d.	Proxies that require BCM to travel overseas in order to vote,

e.	Proxies that are written in a language other than English.

Disclosure

a.
BCM provides information in its disclosure document summarizing this proxy voting policy and procedures, including a statement that clients may request information regarding how BCM voted clients’ proxies, and that clients may request a copy of these policies and procedures.

b.	When BCM is contractually obligated to vote proxies for a new client, the MRSA ensures that each new client receives the current proxy policy.

Client Requests for Information

a.	All client requests for information regarding proxy votes, or policies and procedures, received by any employee should be forwarded to proxy coordinator.

b.	The proxy coordinator retains client proxy reports on BCM’s computer system. Requested documents are sent via e-mail to the appropriate portfolio administrator, who forwards to the client.

Voting Guidelines

While BCM’s policy is to review each proxy proposal on its individual merits, BCM has adopted guidelines for certain types of matters to assist the investment staff in the review and voting of proxies. These guidelines are:

Corporate Governance

a.	Election of Directors and Similar Matters

In an uncontested election, BCM will generally vote in favor of management’s proposed directors. In a contested election, BCM will evaluate proposed directors on a case-by-case basis. With respect to proposals regarding the structure of a company’s board of directors, BCM will review any contested proposal on its merits.

b.	Audit Committee Approvals

BCM generally supports proposals that help ensure that a company’s auditors are independent and capable of delivering a fair and accurate opinion of a company’s finances. BCM will generally vote to ratify management’s recommendation and selection of auditors.

c.	Shareholder Rights

BCM may consider all proposals that will have a material effect on shareholder rights on a case-by-case basis.

d.	Anti-Takeover Measures, Corporate Restructuring’s and Similar Matters

BCM may review any proposal to adopt an anti-takeover measure, to undergo a corporate restructuring (e.g., change of entity form or state of incorporation, mergers or acquisitions) or to take similar action by reviewing the potential short and long-term effects of the proposal on the company. These effects may include, without limitation, the economic and financial impact the proposal may have on the company, and the market impact that the proposal may have on the company stock.

e.	Capital Structure Proposals

BCM will seek to evaluate capital structure proposals on their own merits on a case-by-case basis.

Compensation

a.	General

BCM generally supports proposals that encourage the disclosure of a company’s compensation policies. In addition, BCM generally supports proposals that fairly compensate executives, particularly those proposals that link executive compensation to performance. BCM may consider any contested proposal related to a company’s compensation policies on a case-by-case basis.

b.	Stock Option Plans

BCM evaluates proposed stock option plans and issuances on a case-by-case basis. In reviewing proposals regarding stock option plans and issuances, BCM may consider, without limitation, the potential dilutive effect on shareholders’ shares, the potential short and long-term economic effects on the company and shareholders and the actual terms of the proposed options.

Corporate Responsibility and Social Issues

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue BCM may vote against corporate responsibility and social issue proposals that BCM believes will have substantial adverse economic or other effects on a company, and BCM may vote for corporate responsibility and social issue proposals that BCM believes will have substantial positive economic or other effects on a company. BCM reserves the right to amend and revise this policy without notice at any time.

Conflicts of Interest

The investment staff’s review is intended to determine if a material conflict of interest exists that should be considered in the vote decision. The investment staff examines business, personal and familial relationships with the subject company and/or interested parties. If a conflict of interest is believed to exist, the investment staff will direct that the proxy issue must be voted in accordance with Glass Lewis recommendations. In the event Glass Lewis is unable to make a recommendation on a proxy vote regarding an investment held by a Fund, the investment staff will defer the decision to the fund’s proxy voting committee, which is made up of independent trustees. Decisions made by the fund’s proxy voting committee will be used to vote proxies for the fund. For securities not held by a fund, if Glass Lewis is unable to make a recommendation then BCM will either disclose the conflict to the client and obtain its consent before voting or suggest that the client engage another party to determine how the proxies should be voted.

Recordkeeping

The Proxy coordinator retains the following proxy records in accordance with the SEC’s five-year retention requirement.

a.	Proxy voting policies and procedures,

b.	Proxy statements received for client securities,

c.	Records of votes cast on behalf of clients,

Records of client requests for proxy voting information and written responses by BCM are maintained in the client’s correspondence folder

d.	Documents prepared by BCM that were material to making a proxy voting decision or memorialize the basis for the decisions.

All such records are maintained as required by applicable laws and regulations.

APPENDIX B – GOVERNANCE AND NOMINATING COMMITTEE CHARTER

Brown Capital Management Mutual Funds

GOVERNANCE AND NOMINATION COMMITTEE CHARTER

Composition

The Governance and Nomination Committee (the “GN Committee”) shall be composed entirely of Trustees who are not “interested persons” of the Trust as such term is defined under the Investment Company Act of 1940, as amended (“Independent Trustees”) of the Board of Trustees and may be comprised of one or more such Independent Trustees. The GN Committee shall designate one member as chairperson or delegate authority to designate a chairperson to the GN Committee. Members of the GN Committee shall be appointed by the Board of Trustees upon the recommendation of a majority of the Independent Trustees.

Purpose

The purposes of the GN Committee shall be to:

(i)	Assist the Board of Trustees in adopting fund governance practices and meeting certain “fund governance standards.”

(ii)	Represent and assist the Board of Trustees in discharging its responsibility to oversee the composition of the Board;

(iii)	Assess whether it is in the best interest of the Funds’ shareholders to increase or decrease the number of trustees;

(iv)	Determine and assess the qualification of potential candidates, when it is determined that additional trustees are warranted, and when there is a vacancy of one or more trustees;

(v)	Evaluate potential candidates and recommend to the Board of Trustees or shareholders a nominee to fill any such additional or vacant trustee positions (See Appendix A for procedures with respect to nominees to the Board);

(vi)	Review “best practices” in corporate governance and rule changes and developments regarding fund governance;

(vii)	Insure that any changes in trustee composition complies with any and all laws governing qualifications and number of independent trustees and the proportionality thereof to the board as a whole, through the assistance of legal counsel; and

(viii)	Review board compensation annually vis-à-vis best practices in the fund community.

Powers and Duties

To carry out its purpose, the GN Committee shall have the following duties and powers:

(i)	Reviewing workload, size, and composition of the Board of Trustees and recommending changes, as necessary;

(ii)	Monitoring regulatory developments and recommending modifications to the GN Committee’s responsibilities;

(iii)	Considering and recommending the creation of additional committees or changes to Trustee policies and procedures based on rule changes and industry best practices in fund governance;

(iv)	Meet on at least an annual basis to review current needs, undertake board self-assessments and other activities as required;

(v)	Establish policies and procedures, as needed, for the engagement of outside search firms, if required to provide potential trustee candidates;

(vi)	Evaluate compensation of each Trustee taking into consideration the duties, responsibilities and risks associated with serving as a Trustee;

(vii)	Review and discuss with management succession plans and strategies for the board composition;

(viii)	Monitor issues of “best practices” regarding fund governance;

(ix)	To report its activities to the full Board of Trustees on a regular basis and to make such recommendations with respect to the above and other matters as the GN Committee may deem necessary or appropriate; and

(x)	All the powers necessary for the Trust to comply with applicable securities laws and regulations and such other powers and duties as the Board of Trustees may, from time to time, grant or assign to the GN Committee.

Outside Advisors

The GN Committee shall have the authority to retain such outside counsel, experts and other advisors as it determines appropriate to assist it in the performance of its functions and shall receive appropriate funding, as determined by the GN Committee, from the Funds for payment of compensation to any such advisors.

Responsibilities and Methods of Operation

The GN Committee shall meet at such times and places as the GN Committee or Board of Trustees may, from time to time, determine. The GN Committee shall normally meet on at least an annual basis or as often as necessary to carry out its purpose (in each case, as practicable, prior to the meeting of the full Board of Trustees), and is empowered to hold special meetings as circumstances require. The majority of the members of the GN Committee shall constitute a quorum for the conduct of business. The vote of a majority of the members of the GN Committee in person, by telephone conference or by consent in writing without a meeting shall be the act of the GN Committee.

The GN Committee shall have the resources and authority appropriate to discharge its responsibilities, including authority to utilize Trust outside legal counsel and to retain experts at the expense of the Trust.

The GN Committee shall prepare minutes of each meeting and keep such minutes with the Trust’s records.

The GN Committee shall review this Charter as needed and recommend any changes to the full Board of Trustees.

Adoption

This Charter was adopted on March 30, 2009. This Charter was amended on December 19, 2013.

Appendix A

PROCEDURES WITH RESPECT TO NOMINEES TO THE BOARD

Identification of Candidates. When a vacancy on the Board of Trustees exists or is anticipated, or it is determined that an additional Trustee be added to the Board, and such vacancy or addition is to be filled by an Independent Trustee, the GN Committee shall identify candidates by obtaining referrals from such sources as it may deem appropriate, which may include current Trustees, management of the Trust, counsel and other advisors to the Trustees, and shareholders of the Trust who submit recommendations in accordance with these procedures. In no event shall the GN Committee consider as a candidate to fill any such vacancy an individual recommended by any investment adviser of any series portfolio of the Trust, unless the GN has invited management to make such a recommendation.

Shareholder Candidates. The GN Committee shall, when identifying candidates for the position of Independent Trustee, consider any such candidate recommended by a shareholder if such recommendation contains: (i) sufficient background information concerning the candidate, including evidence the candidate is willing to serve as an Independent Trustee if selected for the position; and (ii) is received in a sufficiently timely manner as determined by the GN Committee in its discretion. Shareholders shall be directed to address any such recommendations in writing to the attention of the GN Committee, c/o the Secretary of the Trust. The Secretary shall retain copies of any shareholder recommendations which meet the foregoing requirements for a period of not more than 12 months following receipt. The Secretary shall have no obligation to acknowledge receipt of any shareholder recommendations.

Evaluation of Candidates. In evaluating a candidate for a position on the Board of Trustees, including any candidate recommended by shareholders of the Trust, the GN Committee shall consider the following: (i) the candidate’s knowledge in matters relating to the mutual fund industry; (ii) any experience possessed by the candidate as a director or senior officer of public companies; (iii) the candidate’s educational background; (iv) the candidate’s reputation for high ethical standards and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board’s existing mix of skills, core competencies and qualifications; (vi) the candidate’s perceived ability to contribute to the ongoing functions of the Board, including the candidate’s ability and commitment to attend meetings regularly and work collaboratively with other members of the Board; (vii) the candidate’s ability to qualify as an Independent Trustee and any other actual or potential conflicts of interest involving the candidate and the Trust; and (viii) such other factors as the GN Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies. Prior to making a final recommendation to the Board, the GN Committee shall conduct personal interviews with those candidates it concludes are the most qualified candidates.